                                                                    Exhibit 10.2


                                                                  EXECUTION COPY


                                TEAM HEALTH, INC.

                           THE GUARANTORS NAMED HEREIN


                                  $100,000,000


                 12% Series A Senior Subordinated Notes due 2009


                               Purchase Agreement


                                  March 5, 1999


                          DONALDSON, LUFKIN & JENRETTE


                             SECURITIES CORPORATION


                             NATIONSBANC MONTGOMERY


                                 SECURITIES LLC


                             FLEET SECURITIES, INC.
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                                  $100,000,000

                 12% SERIES A SENIOR SUBORDINATED NOTES DUE 2009

                              OF TEAM HEALTH, INC.

                               PURCHASE AGREEMENT


                                  March 5, 1999

Donaldson, Lufkin & Jenrette Securities Corporation
NationsBanc Montgomery Securities LLC
Fleet Securities, Inc.
c/o Donaldson, Lufkin & Jenrette
Securities Corporation
277 Park Avenue
New York, New York  10172

Ladies and Gentlemen:

         Team Health, Inc., a Tennessee corporation (the "COMPANY"), proposes to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), NationsBanc Montgomery Securities LLC and Fleet Securities, Inc. (each, an "INITIAL PURCHASER" and collectively, the "INITIAL PURCHASERS") an aggregate of $100,000,000 in principal amount of its 12% Series A Senior Subordinated Notes due 2009 (the "SERIES A NOTES"), subject to the terms and conditions set forth herein. The Series A Notes are to be issued pursuant to the provisions of an indenture (the "INDENTURE"), to be dated as of the Closing Date (as defined below), among the Company, the Guarantors (as defined below) and United States Trust Company of New York, as trustee (the "TRUSTEE"). The Series A Notes and the Series B Notes (as defined below) issuable in exchange therefor are collectively referred to herein as the "NOTES." The Notes will be guaranteed (the "SUBSIDIARY GUARANTEES") by each of the entities listed on Schedule A, hereto (each, a "GUARANTOR" and collectively the "GUARANTORS"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

         0. 0. 1. OFFERING MEMORANDUM.

         THE SERIES A NOTES WILL BE OFFERED AND SOLD TO THE INITIAL PURCHASERS PURSUANT TO ONE OR MORE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE COMPANY AND THE GUARANTORS HAVE PREPARED A PRELIMINARY OFFERING MEMORANDUM, DATED FEBRUARY 19, 1999 RELATING TO THE SERIES A NOTES AND THE SUBSIDIARY GUARANTEES (THE "PRELIMINARY OFFERING MEMORANDUM") AND A FINAL OFFERING MEMORANDUM, DATED MARCH 5, 1999 RELATING TO THE SERIES A NOTES AND THE SUBSIDIARY GUARANTEES (THE "OFFERING MEMORANDUM").


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
         UPON ORIGINAL ISSUANCE THEREOF, AND UNTIL SUCH TIME AS THE SAME IS NO LONGER REQUIRED PURSUANT TO THE INDENTURE, THE SERIES A NOTES (AND ALL SECURITIES ISSUED IN EXCHANGE THEREFOR, IN SUBSTITUTION THEREOF OR UPON CONVERSION THEREOF) SHALL BEAR THE FOLLOWING LEGEND:

                  "THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

                  (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), (B) IT HAS ACQUIRED THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501 (A) (1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AN "IAI"),

                  (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS NOTE (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT,
                  (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND


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
                  (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

         AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING."

         0. 0. 2. AGREEMENTS TO SELL AND PURCHASE.

         ON THE BASIS OF THE REPRESENTATIONS, WARRANTIES AND COVENANTS CONTAINED IN THIS AGREEMENT, AND SUBJECT TO THE TERMS AND CONDITIONS CONTAINED HEREIN, THE COMPANY AGREES TO ISSUE AND SELL TO THE INITIAL PURCHASERS, AND EACH INITIAL PURCHASER AGREES, SEVERALLY AND NOT JOINTLY, TO PURCHASE FROM THE COMPANY, THE PRINCIPAL AMOUNTS OF SERIES A NOTES SET FORTH OPPOSITE THE NAME OF SUCH INITIAL PURCHASER ON SCHEDULE C HERETO AT A PURCHASE PRICE EQUAL TO 97% OF THE PRINCIPAL AMOUNT THEREOF (THE "PURCHASE PRICE").

         0. 0. 3. TERMS OF OFFERING.

         THE INITIAL PURCHASERS HAVE ADVISED THE COMPANY THAT THE INITIAL PURCHASERS WILL MAKE OFFERS (THE "EXEMPT RESALES") OF THE SERIES A NOTES PURCHASED HEREUNDER ON THE TERMS SET FORTH IN THE OFFERING MEMORANDUM, AS AMENDED OR SUPPLEMENTED, SOLELY TO PERSONS WHOM THE INITIAL PURCHASERS REASONABLY BELIEVE TO BE "QUALIFIED INSTITUTIONAL BUYERS" AS DEFINED IN RULE 144A UNDER THE ACT ("QIBS"), SUCH PERSONS BEING REFERRED TO HEREIN AS THE "ELIGIBLE PURCHASERS." THE INITIAL PURCHASERS WILL OFFER THE SERIES A NOTES TO ELIGIBLE PURCHASERS INITIALLY AT A PRICE EQUAL TO 100.0% OF THE PRINCIPAL AMOUNT THEREOF. SUCH PRICE MAY BE CHANGED AT ANY TIME WITHOUT NOTICE.

         HOLDERS (INCLUDING SUBSEQUENT TRANSFEREES) OF THE SERIES A NOTES WILL HAVE THE REGISTRATION RIGHTS SET FORTH IN THE REGISTRATION RIGHTS AGREEMENT (THE "REGISTRATION RIGHTS AGREEMENT"), TO BE DATED THE CLOSING DATE, IN SUBSTANTIALLY THE FORM OF EXHIBIT A HERETO, FOR SO LONG AS SUCH SERIES A NOTES CONSTITUTE "TRANSFER RESTRICTED SECURITIES" (AS DEFINED IN THE REGISTRATION RIGHTS AGREEMENT). PURSUANT TO THE REGISTRATION RIGHTS AGREEMENT, THE COMPANY AND THE GUARANTORS WILL AGREE TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") UNDER THE CIRCUMSTANCES SET FORTH THEREIN, (i) A REGISTRATION STATEMENT UNDER THE ACT (THE "EXCHANGE OFFER REGISTRATION STATEMENT") RELATING TO THE COMPANY'S 12% SERIES B SENIOR SUBORDINATED NOTES DUE 2009 (THE "SERIES B NOTES") AND THE SUBSIDIARY GUARANTEES THEREOF, TO BE OFFERED IN EXCHANGE FOR THE SERIES A NOTES (SUCH OFFER TO EXCHANGE BEING REFERRED TO AS THE "EXCHANGE OFFER") AND THE SUBSIDIARY GUARANTEES THEREOF AND (ii) A SHELF REGISTRATION STATEMENT PURSUANT TO RULE 415 UNDER THE ACT (THE "SHELF REGISTRATION STATEMENT" AND, TOGETHER WITH THE EXCHANGE OFFER REGISTRATION STATEMENT, THE "REGISTRATION STATEMENTS") RELATING TO THE RESALE BY CERTAIN HOLDERS OF THE SERIES A NOTES AND SUBSIDIARY GUARANTEES THEREOF AND TO USE ITS BEST EFFORTS TO CAUSE SUCH REGISTRATION STATEMENTS TO BE


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DECLARED AND REMAIN EFFECTIVE AND USABLE FOR THE PERIODS SPECIFIED IN THE
REGISTRATION RIGHTS AGREEMENT AND TO CONSUMMATE THE EXCHANGE OFFER. THIS AGREEMENT, THE INDENTURE, THE NOTES, THE SUBSIDIARY GUARANTEES AND THE REGISTRATION RIGHTS AGREEMENT ARE HEREINAFTER SOMETIMES REFERRED TO COLLECTIVELY AS THE "OPERATIVE DOCUMENTS."

         0. 0. 4. DELIVERY AND PAYMENT.

                  a. DELIVERY OF, AND PAYMENT OF THE PURCHASE PRICE FOR, THE SERIES A NOTES SHALL BE MADE AT THE OFFICES OF KIRKLAND & ELLIS, 153 EAST 53RD STREET, NEW YORK, NEW YORK 10022 OR SUCH OTHER LOCATION AS MAY BE MUTUALLY ACCEPTABLE. SUCH DELIVERY AND PAYMENT SHALL BE MADE AT 9:00 A.M. NEW YORK CITY TIME, ON MARCH 12, 1999 OR AT SUCH OTHER TIME ON THE SAME DATE OR SUCH OTHER DATE AS SHALL BE AGREED UPON BY THE INITIAL PURCHASERS AND THE COMPANY IN WRITING. THE TIME AND DATE OF SUCH DELIVERY AND THE PAYMENT FOR THE SERIES A NOTES ARE HEREIN CALLED THE "CLOSING DATE."

                  b. ONE OR MORE OF THE SERIES A NOTES IN DEFINITIVE GLOBAL FORM, REGISTERED IN THE NAME OF CEDE & CO., AS NOMINEE OF THE DEPOSITORY TRUST COMPANY ("DTC"), HAVING AN AGGREGATE PRINCIPAL AMOUNT CORRESPONDING TO THE AGGREGATE PRINCIPAL AMOUNT OF THE SERIES A NOTES SOLD PURSUANT TO EXEMPT RESALES (COLLECTIVELY, THE "GLOBAL NOTE"), SHALL BE DELIVERED BY THE COMPANY TO THE INITIAL PURCHASERS (OR AS THE INITIAL PURCHASERS DIRECT) IN EACH CASE WITH ANY TRANSFER TAXES THEREON DULY PAID BY THE COMPANY AGAINST PAYMENT BY THE INITIAL PURCHASERS OF THE PURCHASE PRICE THEREOF BY WIRE TRANSFER IN SAME DAY FUNDS TO THE ORDER OF THE COMPANY. THE GLOBAL NOTE SHALL BE MADE AVAILABLE TO THE INITIAL PURCHASERS FOR INSPECTION NOT LATER THAN 9:30 A.M., NEW YORK CITY TIME, ON THE BUSINESS DAY IMMEDIATELY PRECEDING THE CLOSING DATE.

         0. 0. 1. AGREEMENTS OF THE COMPANY AND THE GUARANTORS.

         EACH OF THE COMPANY AND THE GUARANTORS HEREBY AGREE WITH THE INITIAL PURCHASERS AS FOLLOWS:

                  a. TO ADVISE THE INITIAL PURCHASERS PROMPTLY AND, IF REQUESTED BY THE INITIAL PURCHASERS, CONFIRM SUCH ADVICE IN WRITING, (i) OF THE ISSUANCE BY ANY STATE SECURITIES COMMISSION OF ANY STOP ORDER SUSPENDING THE QUALIFICATION OR EXEMPTION FROM QUALIFICATION OF ANY SERIES A NOTES FOR OFFERING OR SALE IN ANY JURISDICTION DESIGNATED BY THE INITIAL PURCHASERS PURSUANT TO
SECTION 5(e) HEREOF, OR THE INITIATION OF ANY PROCEEDING BY ANY STATE SECURITIES COMMISSION OR ANY OTHER FEDERAL OR STATE REGULATORY AUTHORITY FOR SUCH PURPOSE AND (ii) OF THE HAPPENING OF ANY EVENT DURING THE PERIOD REFERRED TO IN SECTION 5(c) BELOW THAT MAKES ANY STATEMENT OF A MATERIAL FACT MADE IN THE PRELIMINARY OFFERING MEMORANDUM OR THE OFFERING MEMORANDUM UNTRUE OR THAT REQUIRES ANY ADDITIONS TO OR CHANGES IN THE PRELIMINARY OFFERING MEMORANDUM OR THE OFFERING MEMORANDUM IN ORDER TO MAKE THE STATEMENTS THEREIN NOT MISLEADING. THE COMPANY AND THE GUARANTORS SHALL USE THEIR RESPECTIVE BEST EFFORTS TO PREVENT THE ISSUANCE OF ANY STOP ORDER OR ORDER SUSPENDING THE QUALIFICATION OR EXEMPTION OF ANY SERIES A NOTES UNDER ANY STATE SECURITIES OR BLUE SKY LAWS AND, IF AT ANY TIME ANY STATE SECURITIES COMMISSION OR OTHER FEDERAL OR STATE REGULATORY AUTHORITY SHALL ISSUE AN ORDER SUSPENDING THE QUALIFICATION OR EXEMPTION OF ANY SERIES A NOTES UNDER ANY STATE SECURITIES OR BLUE SKY LAWS, THE COMPANY AND THE GUARANTORS SHALL USE THEIR


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RESPECTIVE BEST EFFORTS TO OBTAIN THE WITHDRAWAL OR LIFTING OF SUCH ORDER AT THE
EARLIEST POSSIBLE TIME.

                  b. TO FURNISH THE INITIAL PURCHASERS AND THOSE PERSONS IDENTIFIED BY THE INITIAL PURCHASERS TO THE COMPANY AS MANY COPIES OF THE PRELIMINARY OFFERING MEMORANDUM AND THE OFFERING MEMORANDUM, AND ANY AMENDMENTS OR SUPPLEMENTS THERETO, AS THE INITIAL PURCHASERS MAY REASONABLY REQUEST FOR THE TIME PERIOD SPECIFIED IN SECTION 5(c). SUBJECT TO THE INITIAL PURCHASERS' COMPLIANCE WITH ITS REPRESENTATIONS AND WARRANTIES AND AGREEMENTS SET FORTH IN
SECTION 7 HEREOF, THE COMPANY CONSENTS TO THE USE OF THE PRELIMINARY OFFERING MEMORANDUM AND THE OFFERING MEMORANDUM, AND ANY AMENDMENTS AND SUPPLEMENTS THERETO REQUIRED PURSUANT HERETO, BY THE INITIAL PURCHASERS IN CONNECTION WITH EXEMPT RESALES.

                  c. DURING SUCH PERIOD AS IN THE OPINION OF COUNSEL FOR THE INITIAL PURCHASERS AN OFFERING MEMORANDUM IS REQUIRED BY LAW TO BE DELIVERED IN CONNECTION WITH EXEMPT RESALES BY THE INITIAL PURCHASERS (i) NOT TO MAKE ANY AMENDMENT OR SUPPLEMENT TO THE OFFERING MEMORANDUM OF WHICH THE INITIAL PURCHASERS SHALL NOT PREVIOUSLY HAVE BEEN ADVISED OR TO WHICH THE INITIAL PURCHASER SHALL REASONABLY OBJECT AFTER BEING SO ADVISED AND (ii) TO PREPARE PROMPTLY UPON THE INITIAL PURCHASERS' REASONABLE REQUEST, ANY AMENDMENT OR SUPPLEMENT TO THE OFFERING MEMORANDUM WHICH MAY BE NECESSARY OR ADVISABLE IN CONNECTION WITH SUCH EXEMPT RESALES.

                  d. IF, DURING THE PERIOD REFERRED TO IN SECTION 5(c) ABOVE, ANY EVENT SHALL OCCUR OR CONDITION SHALL EXIST AS A RESULT OF WHICH, IN THE OPINION OF COUNSEL TO THE INITIAL PURCHASERS, IT BECOMES NECESSARY TO AMEND OR SUPPLEMENT THE OFFERING MEMORANDUM IN ORDER TO MAKE THE STATEMENTS THEREIN, IN THE LIGHT OF THE CIRCUMSTANCES WHEN SUCH OFFERING MEMORANDUM IS DELIVERED TO AN ELIGIBLE PURCHASER, NOT MISLEADING, OR IF, IN THE OPINION OF COUNSEL TO THE INITIAL PURCHASERS, IT IS NECESSARY TO AMEND OR SUPPLEMENT THE OFFERING MEMORANDUM TO COMPLY WITH ANY APPLICABLE LAW, FORTHWITH TO PREPARE AN APPROPRIATE AMENDMENT OR SUPPLEMENT TO SUCH OFFERING MEMORANDUM SO THAT THE STATEMENTS THEREIN, AS SO AMENDED OR SUPPLEMENTED, WILL NOT, IN THE LIGHT OF THE CIRCUMSTANCES WHEN IT IS SO DELIVERED, BE MISLEADING, OR SO THAT SUCH OFFERING MEMORANDUM WILL COMPLY WITH APPLICABLE LAW, AND TO FURNISH TO THE INITIAL PURCHASERS AND SUCH OTHER PERSONS AS THE INITIAL PURCHASERS MAY DESIGNATE SUCH NUMBER OF COPIES THEREOF AS THE INITIAL PURCHASERS MAY REASONABLY REQUEST.

                  e. PRIOR TO THE SALE OF ALL SERIES A NOTES PURSUANT TO EXEMPT RESALES AS CONTEMPLATED HEREBY, TO COOPERATE WITH THE INITIAL PURCHASERS AND COUNSEL TO THE INITIAL PURCHASERS IN CONNECTION WITH THE REGISTRATION OR QUALIFICATION OF THE SERIES A NOTES FOR OFFER AND SALE TO THE INITIAL PURCHASERS AND PURSUANT TO EXEMPT RESALES UNDER THE SECURITIES OR BLUE SKY LAWS OF SUCH JURISDICTIONS AS THE INITIAL PURCHASERS MAY REQUEST AND TO CONTINUE SUCH REGISTRATION OR QUALIFICATION IN EFFECT SO LONG AS REQUIRED FOR EXEMPT RESALES AND TO FILE SUCH CONSENTS TO SERVICE OF PROCESS OR OTHER DOCUMENTS AS MAY BE NECESSARY IN ORDER TO EFFECT SUCH REGISTRATION OR QUALIFICATION; PROVIDED, HOWEVER, THAT NEITHER THE COMPANY NOR ANY GUARANTOR


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SHALL BE REQUIRED IN CONNECTION THEREWITH TO QUALIFY AS A FOREIGN CORPORATION IN
ANY JURISDICTION IN WHICH IT IS NOT NOW SO QUALIFIED OR TO TAKE ANY ACTION THAT WOULD SUBJECT IT TO GENERAL CONSENT TO SERVICE OF PROCESS OR TAXATION OTHER THAN AS TO MATTERS AND TRANSACTIONS RELATING TO THE PRELIMINARY OFFERING MEMORANDUM, THE OFFERING MEMORANDUM OR EXEMPT RESALES, IN ANY JURISDICTION IN WHICH IT IS
NOT NOW SO SUBJECT.

                  f. SO LONG AS ANY OF THE SERIES A NOTES REMAIN OUTSTANDING AND DURING ANY PERIOD IN WHICH THE COMPANY AND THE GUARANTORS ARE NOT SUBJECT TO
SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), TO MAKE AVAILABLE TO ANY HOLDER OF SERIES A NOTES IN CONNECTION WITH ANY SALE THEREOF AND ANY PROSPECTIVE PURCHASER OF SUCH SERIES A NOTES FROM SUCH HOLDER, THE INFORMATION ("RULE 144A INFORMATION") REQUIRED BY RULE 144A(d)(4) UNDER THE ACT.

                  g. WHETHER OR NOT THE TRANSACTIONS CONTEMPLATED IN THIS AGREEMENT ARE CONSUMMATED OR THIS AGREEMENT IS TERMINATED, TO PAY OR CAUSE TO BE PAID ALL EXPENSES INCIDENT TO THE PERFORMANCE OF THE OBLIGATIONS OF THE COMPANY AND THE GUARANTORS UNDER THIS AGREEMENT, INCLUDING: (i) THE FEES, DISBURSEMENTS AND EXPENSES OF COUNSEL TO THE COMPANY AND THE GUARANTORS AND ACCOUNTANTS OF THE COMPANY AND THE GUARANTORS IN CONNECTION WITH THE SALE AND DELIVERY OF THE SERIES A NOTES TO THE INITIAL PURCHASERS AND PURSUANT TO EXEMPT RESALES, AND ALL OTHER FEES AND EXPENSES IN CONNECTION WITH THE PREPARATION, PRINTING, FILING AND DISTRIBUTION OF THE PRELIMINARY OFFERING MEMORANDUM, THE OFFERING MEMORANDUM AND ALL AMENDMENTS AND SUPPLEMENTS TO ANY OF THE FOREGOING (INCLUDING FINANCIAL STATEMENTS), INCLUDING THE MAILING AND DELIVERING OF COPIES THEREOF TO THE INITIAL PURCHASERS AND PERSONS DESIGNATED BY THEM IN THE QUANTITIES SPECIFIED HEREIN, (ii) ALL COSTS AND EXPENSES RELATED TO THE TRANSFER AND DELIVERY OF THE SERIES A NOTES TO THE INITIAL PURCHASERS AND PURSUANT TO EXEMPT RESALES, INCLUDING ANY TRANSFER OR OTHER TAXES PAYABLE THEREON, (iii) ALL COSTS OF PRINTING OR PRODUCING THIS AGREEMENT, THE OTHER OPERATIVE DOCUMENTS AND ANY OTHER AGREEMENTS OR DOCUMENTS IN CONNECTION WITH THE OFFERING, PURCHASE, SALE OR DELIVERY OF THE SERIES A NOTES, (iv) ALL EXPENSES IN CONNECTION WITH THE REGISTRATION OR QUALIFICATION OF THE SERIES A NOTES AND THE SUBSIDIARY GUARANTEES FOR OFFER AND SALE UNDER THE SECURITIES OR BLUE SKY LAWS OF THE SEVERAL STATES AND ALL COSTS OF PRINTING OR PRODUCING ANY PRELIMINARY AND SUPPLEMENTAL BLUE SKY MEMORANDA IN CONNECTION THEREWITH (INCLUDING THE FILING FEES AND FEES AND DISBURSEMENTS OF COUNSEL FOR THE INITIAL PURCHASERS IN CONNECTION WITH SUCH REGISTRATION OR QUALIFICATION AND MEMORANDA RELATING THERETO), (v) THE COST OF PRINTING CERTIFICATES REPRESENTING THE SERIES A NOTES AND THE SUBSIDIARY GUARANTEES, (vi) ALL EXPENSES AND LISTING FEES IN CONNECTION WITH THE APPLICATION FOR QUOTATION OF THE SERIES A NOTES IN THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("NASD") AUTOMATED QUOTATION SYSTEM - PORTAL ("PORTAL"), (vii) THE FEES AND EXPENSES OF THE TRUSTEE AND THE TRUSTEE'S COUNSEL IN CONNECTION WITH THE INDENTURE, THE NOTES AND THE SUBSIDIARY GUARANTEES, (viii) THE COSTS AND CHARGES OF ANY TRANSFER AGENT, REGISTRAR AND/OR DEPOSITARY (INCLUDING DTC), (ix) ANY FEES CHARGED BY RATING AGENCIES FOR THE RATING OF THE NOTES, (x) ALL COSTS AND EXPENSES OF THE EXCHANGE OFFER AND ANY REGISTRATION STATEMENT, AS SET FORTH IN THE REGISTRATION RIGHTS AGREEMENT, AND
(xi) AND ALL OTHER COSTS AND EXPENSES INCIDENT TO THE PERFORMANCE OF THE OBLIGATIONS OF THE COMPANY AND THE GUARANTORS HEREUNDER FOR WHICH PROVISION IS NOT OTHERWISE MADE IN THIS SECTION.


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
                  h. TO USE ITS BEST EFFORTS TO EFFECT THE INCLUSION OF THE SERIES A NOTES IN PORTAL AND TO MAINTAIN THE LISTING OF THE SERIES A NOTES ON PORTAL FOR SO LONG AS THE SERIES A NOTES ARE OUTSTANDING.

                  i. TO OBTAIN THE APPROVAL OF DTC FOR "BOOK-ENTRY" TRANSFER OF THE NOTES, AND TO COMPLY WITH ALL OF ITS AGREEMENTS SET FORTH IN THE REPRESENTATION LETTERS OF THE COMPANY AND THE GUARANTORS TO DTC RELATING TO THE APPROVAL OF THE NOTES BY DTC FOR "BOOK-ENTRY" TRANSFER.

                  j. DURING THE PERIOD BEGINNING ON THE DATE HEREOF AND CONTINUING TO AND INCLUDING THE CLOSING DATE, NOT TO OFFER, SELL, CONTRACT TO SELL OR OTHERWISE TRANSFER OR DISPOSE OF ANY DEBT SECURITIES OF THE COMPANY OR ANY GUARANTOR OR ANY WARRANTS, RIGHTS OR OPTIONS TO PURCHASE OR OTHERWISE ACQUIRE DEBT SECURITIES OF THE COMPANY OR ANY GUARANTOR SUBSTANTIALLY SIMILAR TO THE NOTES AND THE SUBSIDIARY GUARANTEES (OTHER THAN (i) THE NOTES AND THE SUBSIDIARY GUARANTEES AND (ii) COMMERCIAL PAPER ISSUED IN THE ORDINARY COURSE OF BUSINESS), WITHOUT THE PRIOR WRITTEN CONSENT OF THE INITIAL PURCHASERS.

                  k. NOT TO SELL, OFFER FOR SALE OR SOLICIT OFFERS TO BUY OR OTHERWISE NEGOTIATE IN RESPECT OF ANY SECURITY (AS DEFINED IN THE ACT) THAT WOULD BE INTEGRATED WITH THE SALE OF THE SERIES A NOTES TO THE INITIAL PURCHASERS OR PURSUANT TO EXEMPT RESALES IN A MANNER THAT WOULD REQUIRE THE REGISTRATION OF ANY SUCH SALE OF THE SERIES A NOTES UNDER THE ACT.

                  l. NOT TO VOLUNTARILY CLAIM, AND TO ACTIVELY RESIST ANY ATTEMPTS TO CLAIM, THE BENEFIT OF ANY USURY LAWS AGAINST THE HOLDERS OF ANY NOTES AND THE RELATED SUBSIDIARY GUARANTEES.

                  m. TO COMPLY WITH ALL OF ITS AGREEMENTS SET FORTH IN THE REGISTRATION RIGHTS AGREEMENT.

                  n. TO USE ITS BEST EFFORTS TO DO AND PERFORM ALL THINGS REQUIRED OR NECESSARY TO BE DONE AND PERFORMED UNDER THIS AGREEMENT BY IT PRIOR TO THE CLOSING DATE AND TO SATISFY ALL CONDITIONS PRECEDENT TO THE DELIVERY OF THE SERIES A NOTES AND THE SUBSIDIARY GUARANTEES.

         0. 0. 1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY AND THE GUARANTORS.

         AS OF THE DATE HEREOF, EACH OF THE COMPANY AND THE GUARANTORS REPRESENTS AND WARRANTS TO, AND AGREES WITH, THE INITIAL PURCHASERS THAT:

                  a. THE PRELIMINARY OFFERING MEMORANDUM AND THE OFFERING MEMORANDUM DO NOT, AND ANY SUPPLEMENT OR AMENDMENT TO THEM WILL NOT, CONTAIN ANY UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE ANY MATERIAL FACT REQUIRED TO BE STATED THEREIN OR NECESSARY TO MAKE THE STATEMENTS THEREIN, IN THE LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING, EXCEPT THAT THE REPRESENTATIONS AND WARRANTIES

CONTAINED IN THIS PARAGRAPH (a) SHALL NOT APPLY TO STATEMENTS IN OR OMISSIONS FROM THE PRELIMINARY OFFERING MEMORANDUM OR THE OFFERING MEMORANDUM (OR ANY SUPPLEMENT OR AMENDMENT THERETO) BASED UPON INFORMATION RELATING TO THE INITIAL PURCHASERS FURNISHED TO THE COMPANY IN WRITING BY THE INITIAL PURCHASERS EXPRESSLY FOR USE THEREIN. NO STOP ORDER PREVENTING THE USE OF THE PRELIMINARY OFFERING MEMORANDUM OR THE OFFERING MEMORANDUM, OR ANY AMENDMENT OR SUPPLEMENT THERETO, OR ANY ORDER ASSERTING THAT ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT ARE SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE ACT, HAS BEEN ISSUED.

                  b. EACH OF THE COMPANY AND ITS SUBSIDIARIES HAS BEEN DULY INCORPORATED, IS VALIDLY EXISTING AS A CORPORATION IN GOOD STANDING UNDER THE LAWS OF ITS JURISDICTION OF INCORPORATION AND HAS THE CORPORATE POWER AND AUTHORITY TO CARRY ON ITS BUSINESS AS DESCRIBED IN THE PRELIMINARY OFFERING MEMORANDUM AND THE OFFERING MEMORANDUM AND TO OWN, LEASE AND OPERATE ITS PROPERTIES, AND EACH IS DULY QUALIFIED AND IS IN GOOD STANDING AS A FOREIGN CORPORATION AUTHORIZED TO DO BUSINESS IN EACH JURISDICTION IN WHICH THE NATURE OF ITS BUSINESS OR ITS OWNERSHIP OR LEASING OF PROPERTY REQUIRES SUCH QUALIFICATION, EXCEPT WHERE THE FAILURE TO BE SO QUALIFIED WOULD NOT HAVE A MATERIAL ADVERSE EFFECT ON THE BUSINESS, PROSPECTS, FINANCIAL CONDITION OR RESULTS OF OPERATIONS OF THE COMPANY AND ITS SUBSIDIARIES, TAKEN AS A WHOLE (A "MATERIAL ADVERSE EFFECT").

                  c. ALL OUTSTANDING SHARES OF CAPITAL STOCK OF THE COMPANY HAVE BEEN DULY AUTHORIZED AND VALIDLY ISSUED AND ARE FULLY PAID, NON-ASSESSABLE AND NOT SUBJECT TO ANY PREEMPTIVE OR SIMILAR RIGHTS.

                  d. THE ENTITIES LISTED ON SCHEDULE A HERETO ARE THE ONLY SUBSIDIARIES, DIRECT OR INDIRECT, OF THE COMPANY. ALL OF THE OUTSTANDING SHARES OF CAPITAL STOCK OF EACH OF THE COMPANY'S SUBSIDIARIES HAVE BEEN DULY AUTHORIZED AND VALIDLY ISSUED AND ARE FULLY PAID AND NON-ASSESSABLE, AND ARE OWNED BY THE COMPANY, DIRECTLY OR INDIRECTLY, THROUGH ONE OR MORE SUBSIDIARIES, FREE AND CLEAR OF ANY SECURITY INTEREST, CLAIM, LIEN, ENCUMBRANCE OR ADVERSE INTEREST OF ANY NATURE (EACH, A "LIEN").

                  e. THIS AGREEMENT HAS BEEN DULY AUTHORIZED, EXECUTED AND DELIVERED BY THE COMPANY AND EACH OF THE GUARANTORS.

                  f. THE INDENTURE HAS BEEN DULY AUTHORIZED BY THE COMPANY AND EACH OF THE GUARANTORS AND, ON THE CLOSING DATE, WILL HAVE BEEN VALIDLY EXECUTED AND DELIVERED BY THE COMPANY AND EACH OF THE GUARANTORS. WHEN THE INDENTURE HAS BEEN DULY EXECUTED AND DELIVERED BY THE COMPANY AND EACH OF THE GUARANTORS, THE INDENTURE WILL BE A VALID AND BINDING AGREEMENT OF THE COMPANY AND EACH GUARANTOR, ENFORCEABLE AGAINST THE COMPANY AND EACH GUARANTOR IN ACCORDANCE WITH ITS TERMS EXCEPT AS (i) THE ENFORCEABILITY THEREOF MAY BE LIMITED BY BANKRUPTCY, INSOLVENCY OR SIMILAR LAWS AFFECTING CREDITORS' RIGHTS GENERALLY AND (ii) RIGHTS OF ACCELERATION AND THE AVAILABILITY OF EQUITABLE REMEDIES MAY BE LIMITED BY EQUITABLE PRINCIPLES OF GENERAL APPLICABILITY. ON THE CLOSING DATE, THE INDENTURE WILL CONFORM IN ALL MATERIAL RESPECTS TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939, AS AMENDED (THE "TIA" OR "TRUST INDENTURE ACT"), AND THE RULES AND REGULATIONS OF THE COMMISSION APPLICABLE TO AN INDENTURE WHICH IS QUALIFIED THEREUNDER.

                  g. THE SERIES A NOTES HAVE BEEN DULY AUTHORIZED AND, ON THE CLOSING DATE, WILL HAVE BEEN VALIDLY EXECUTED AND DELIVERED BY THE COMPANY. WHEN THE SERIES A NOTES HAVE BEEN ISSUED, EXECUTED AND AUTHENTICATED IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND DELIVERED TO AND PAID FOR BY THE INITIAL PURCHASERS IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT, THE SERIES A NOTES WILL BE ENTITLED TO THE BENEFITS OF THE INDENTURE AND WILL BE VALID AND BINDING OBLIGATIONS OF THE COMPANY, ENFORCEABLE IN ACCORDANCE WITH THEIR TERMS EXCEPT AS (i) THE ENFORCEABILITY THEREOF MAY BE LIMITED BY BANKRUPTCY, INSOLVENCY OR SIMILAR LAWS AFFECTING CREDITORS' RIGHTS GENERALLY AND (ii) RIGHTS OF ACCELERATION AND THE AVAILABILITY OF EQUITABLE REMEDIES MAY BE LIMITED BY EQUITABLE PRINCIPLES OF GENERAL APPLICABILITY. ON THE CLOSING DATE, THE SERIES A NOTES WILL CONFORM AS TO LEGAL MATTERS TO THE DESCRIPTION THEREOF CONTAINED IN THE OFFERING MEMORANDUM.

                  h. ON THE CLOSING DATE, THE SERIES B NOTES WILL HAVE BEEN DULY AUTHORIZED BY THE COMPANY. WHEN THE SERIES B NOTES ARE ISSUED, EXECUTED AND AUTHENTICATED IN ACCORDANCE WITH THE TERMS OF THE EXCHANGE OFFER AND THE INDENTURE, THE SERIES B NOTES WILL BE ENTITLED TO THE BENEFITS OF THE INDENTURE AND WILL BE THE VALID AND BINDING OBLIGATIONS OF THE COMPANY, ENFORCEABLE AGAINST THE COMPANY IN ACCORDANCE WITH THEIR TERMS, EXCEPT AS (i) THE ENFORCEABILITY THEREOF MAY BE LIMITED BY BANKRUPTCY, INSOLVENCY OR SIMILAR LAWS AFFECTING CREDITORS' RIGHTS GENERALLY AND (ii) RIGHTS OF ACCELERATION AND THE AVAILABILITY OF EQUITABLE REMEDIES MAY BE LIMITED BY EQUITABLE PRINCIPLES OF GENERAL APPLICABILITY.

                  i. THE SUBSIDIARY GUARANTEE TO BE ENDORSED ON THE SERIES A NOTES BY EACH GUARANTOR HAS BEEN DULY AUTHORIZED BY SUCH GUARANTOR AND, ON THE CLOSING DATE, WILL HAVE BEEN DULY EXECUTED AND DELIVERED BY EACH SUCH GUARANTOR. WHEN THE SERIES A NOTES HAVE BEEN ISSUED, EXECUTED AND AUTHENTICATED IN ACCORDANCE WITH THE INDENTURE AND DELIVERED TO AND PAID FOR BY THE INITIAL PURCHASERS IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT, THE SUBSIDIARY GUARANTEE OF EACH GUARANTOR ENDORSED THEREON WILL BE ENTITLED TO THE BENEFITS OF THE INDENTURE AND WILL BE THE VALID AND BINDING OBLIGATION OF SUCH GUARANTOR, ENFORCEABLE AGAINST SUCH GUARANTOR IN ACCORDANCE WITH ITS TERMS, EXCEPT AS (i) THE ENFORCEABILITY THEREOF MAY BE LIMITED BY BANKRUPTCY, INSOLVENCY OR SIMILAR LAWS AFFECTING CREDITORS' RIGHTS GENERALLY AND (ii) RIGHTS OF ACCELERATION AND THE AVAILABILITY OF EQUITABLE REMEDIES MAY BE LIMITED BY EQUITABLE PRINCIPLES OF GENERAL APPLICABILITY. ON THE CLOSING DATE, THE SUBSIDIARY GUARANTEES TO BE ENDORSED ON THE SERIES A NOTES WILL CONFORM AS TO LEGAL MATTERS TO THE DESCRIPTION THEREOF CONTAINED IN THE OFFERING MEMORANDUM.

                  j. THE SUBSIDIARY GUARANTEE TO BE ENDORSED ON THE SERIES B NOTES BY EACH GUARANTOR HAS BEEN DULY AUTHORIZED BY EACH GUARANTOR AND, WHEN ISSUED, WILL HAVE BEEN DULY EXECUTED AND DELIVERED BY EACH SUCH GUARANTOR. WHEN THE SERIES B NOTES HAVE BEEN ISSUED, EXECUTED AND AUTHENTICATED IN ACCORDANCE WITH THE TERMS OF THE EXCHANGE OFFER AND THE INDENTURE, THE SUBSIDIARY GUARANTEE OF EACH GUARANTOR ENDORSED THEREON WILL BE ENTITLED TO THE BENEFITS OF THE INDENTURE AND WILL BE THE VALID AND BINDING OBLIGATION OF SUCH GUARANTOR, ENFORCEABLE AGAINST SUCH GUARANTOR IN ACCORDANCE WITH ITS TERMS, EXCEPT AS (i) THE ENFORCEABILITY THEREOF MAY BE LIMITED BY BANKRUPTCY, INSOLVENCY OR SIMILAR LAWS AFFECTING CREDITORS' RIGHTS GENERALLY AND (ii) RIGHTS OF ACCELERATION AND THE AVAILABILITY OF EQUITABLE

REMEDIES MAY BE LIMITED BY EQUITABLE PRINCIPLES OF GENERAL APPLICABILITY. WHEN THE SERIES B NOTES ARE ISSUED, AUTHENTICATED AND DELIVERED, THE SUBSIDIARY GUARANTEES TO BE ENDORSED ON THE SERIES B NOTES WILL CONFORM AS TO LEGAL MATTERS TO THE DESCRIPTION THEREOF IN THE OFFERING MEMORANDUM.

                  k. THE REGISTRATION RIGHTS AGREEMENT HAS BEEN DULY AUTHORIZED BY THE COMPANY AND EACH OF THE GUARANTORS AND, ON THE CLOSING DATE, WILL HAVE BEEN DULY EXECUTED AND DELIVERED BY THE COMPANY AND EACH OF THE GUARANTORS. WHEN THE REGISTRATION RIGHTS AGREEMENT HAS BEEN DULY EXECUTED AND DELIVERED, THE REGISTRATION RIGHTS AGREEMENT WILL BE A VALID AND BINDING AGREEMENT OF THE COMPANY AND EACH OF THE GUARANTORS, ENFORCEABLE AGAINST THE COMPANY AND EACH GUARANTOR IN ACCORDANCE WITH ITS TERMS EXCEPT AS (i) THE ENFORCEABILITY THEREOF MAY BE LIMITED BY BANKRUPTCY, INSOLVENCY OR SIMILAR LAWS AFFECTING CREDITORS' RIGHTS GENERALLY AND (ii) RIGHTS OF ACCELERATION AND THE AVAILABILITY OF EQUITABLE REMEDIES MAY BE LIMITED BY EQUITABLE PRINCIPLES OF GENERAL APPLICABILITY. ON THE CLOSING DATE, THE REGISTRATION RIGHTS AGREEMENT WILL CONFORM AS TO LEGAL MATTERS TO THE DESCRIPTION THEREOF IN THE OFFERING MEMORANDUM.

                  l. NEITHER THE COMPANY NOR ANY OF ITS SUBSIDIARIES IS IN VIOLATION OF ITS RESPECTIVE CHARTER OR BY-LAWS OR IN DEFAULT IN THE PERFORMANCE OF ANY OBLIGATION, AGREEMENT, COVENANT OR CONDITION CONTAINED IN ANY INDENTURE, LOAN AGREEMENT, MORTGAGE, LEASE OR OTHER AGREEMENT OR INSTRUMENT, TO WHICH THE COMPANY OR ANY OF ITS SUBSIDIARIES IS A PARTY OR BY WHICH THE COMPANY OR ANY OF ITS SUBSIDIARIES OR THEIR RESPECTIVE PROPERTY IS BOUND, EXCEPT FOR ANY DEFAULTS UNDER SUCH INDENTURE, LOAN AGREEMENT, MORTGAGE, LEASE OR OTHER AGREEMENT OR INSTRUMENT THAT COULD NOT REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT.

                  m. THE EXECUTION, DELIVERY AND PERFORMANCE OF THIS AGREEMENT AND THE OTHER OPERATIVE DOCUMENTS BY THE COMPANY AND EACH OF THE GUARANTORS, COMPLIANCE BY THE COMPANY AND EACH OF THE GUARANTORS WITH ALL PROVISIONS HEREOF AND THEREOF AND THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY WILL NOT (i) REQUIRE ANY CONSENT, APPROVAL, AUTHORIZATION OR OTHER ORDER OF, OR QUALIFICATION WITH, ANY COURT OR GOVERNMENTAL BODY OR AGENCY (EXCEPT SUCH AS MAY BE REQUIRED UNDER THE SECURITIES OR BLUE SKY LAWS OF THE VARIOUS STATES),
(ii) CONFLICT WITH OR CONSTITUTE A BREACH OF ANY OF THE TERMS OR PROVISIONS OF, OR A DEFAULT UNDER, (a) THE CHARTER OR BY-LAWS OF THE COMPANY OR ANY OF ITS SUBSIDIARIES OR (b) ANY INDENTURE, LOAN AGREEMENT, MORTGAGE, LEASE OR OTHER AGREEMENT OR INSTRUMENT THAT IS MATERIAL TO THE COMPANY AND ITS SUBSIDIARIES, TAKEN AS A WHOLE, TO WHICH THE COMPANY OR ANY OF ITS SUBSIDIARIES IS A PARTY OR BY WHICH THE COMPANY OR ANY OF ITS SUBSIDIARIES OR THEIR RESPECTIVE PROPERTY IS BOUND, (iii) VIOLATE OR CONFLICT WITH ANY APPLICABLE LAW OR ANY RULE, REGULATION, JUDGMENT, ORDER OR DECREE OF ANY COURT OR ANY GOVERNMENTAL BODY OR AGENCY HAVING JURISDICTION OVER THE COMPANY, ANY OF ITS SUBSIDIARIES OR THEIR RESPECTIVE PROPERTY, (iv) RESULT IN THE IMPOSITION OR CREATION OF (OR THE OBLIGATION TO CREATE OR IMPOSE) A LIEN UNDER, ANY AGREEMENT OR INSTRUMENT TO WHICH THE COMPANY OR ANY OF ITS SUBSIDIARIES IS A PARTY OR BY WHICH THE COMPANY OR ANY OF ITS SUBSIDIARIES OR THEIR RESPECTIVE PROPERTY IS BOUND, OR (v) RESULT IN THE TERMINATION, SUSPENSION OR REVOCATION OF ANY AUTHORIZATION (AS DEFINED BELOW) OF THE COMPANY OR ANY OF ITS SUBSIDIARIES RESULT IN ANY OTHER IMPAIRMENT OF THE

RIGHTS OF THE HOLDER OF ANY SUCH AUTHORIZATION, EXCEPT IN THE CASE OF THE FOREGOING CLAUSES (i), (ii)(B), (iii), (iv) AND (v) FOR SUCH VIOLATIONS OR DEFAULTS WHICH, SINGLY OR IN THE AGGREGATE, COULD NOT REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT.

                  n. THERE ARE NO LEGAL OR GOVERNMENTAL PROCEEDINGS PENDING OR TO THE COMPANY'S KNOWLEDGE THREATENED TO WHICH THE COMPANY OR ANY OF ITS SUBSIDIARIES IS OR TO THE COMPANY'S KNOWLEDGE COULD BE A PARTY OR TO WHICH ANY OF THEIR RESPECTIVE PROPERTY IS OR TO THE COMPANY'S KNOWLEDGE COULD BE SUBJECT, WHICH MIGHT RESULT, SINGLY OR IN THE AGGREGATE, IN A MATERIAL ADVERSE EFFECT.

                  o. NEITHER THE COMPANY NOR ANY OF ITS SUBSIDIARIES HAS VIOLATED ANY FOREIGN, FEDERAL, STATE OR LOCAL LAW OR REGULATION RELATING TO THE PROTECTION OF HUMAN HEALTH AND SAFETY, THE ENVIRONMENT OR HAZARDOUS OR TOXIC SUBSTANCES OR WASTES, POLLUTANTS OR CONTAMINANTS ("ENVIRONMENTAL LAWS"), ANY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR ANY PROVISIONS OF THE FOREIGN CORRUPT PRACTICES ACT OR THE RULES AND REGULATIONS PROMULGATED THEREUNDER, EXCEPT FOR SUCH VIOLATIONS WHICH, SINGLY OR IN THE AGGREGATE, COULD NOT REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT.

                  p. EXCEPT AS SET FORTH IN THE OFFERING MEMORANDUM OR EXCEPT FOR SUCH VIOLATIONS WHICH, SINGLY OR IN THE AGGREGATE, COULD NOT REASONABLY BE EXPECTED TO RESULT IN A MATERIAL ADVERSE EFFECT, TO THE COMPANY'S KNOWLEDGE, NEITHER THE COMPANY NOR ANY OF THE GUARANTORS HAS VIOLATED ANY FEDERAL, STATE OR LOCAL STATUTES, RULES OR REGULATIONS GOVERNING THE OWNERSHIP OR OPERATION OF PHYSICIAN-STAFFING COMPANIES OR ANY OTHER HEALTH CARE RELATED STATUTES, RULES OR REGULATIONS. EXCEPT FOR SUCH VIOLATIONS WHICH, SINGLY OR IN THE AGGREGATE, COULD NOT REASONABLY BE EXPECTED TO RESULT IN A MATERIAL ADVERSE EFFECT, TO THE COMPANY'S KNOWLEDGE, NEITHER THE COMPANY NOR ANY OF THE GUARANTORS HAS ENGAGED IN A PATTERN OR PRACTICE OF MAKING PAYMENTS INTENDED TO OBTAIN OR INDUCE PATIENT REFERRALS FOR ANY OF THEIR OPERATIONS.

                  q. THERE ARE NO COSTS OR LIABILITIES ASSOCIATED WITH ENVIRONMENTAL LAWS (INCLUDING, WITHOUT LIMITATION, ANY CAPITAL OR OPERATING EXPENDITURES REQUIRED FOR CLEAN-UP, CLOSURE OF PROPERTIES OR COMPLIANCE WITH ENVIRONMENTAL LAWS OR ANY AUTHORIZATION, ANY RELATED CONSTRAINTS ON OPERATING ACTIVITIES AND ANY POTENTIAL LIABILITIES TO THIRD PARTIES) WHICH, SINGLY OR IN THE AGGREGATE, COULD REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT.

                  r. EACH OF THE COMPANY AND ITS SUBSIDIARIES HAS SUCH PERMITS, LICENSES, CONSENTS, EXEMPTIONS, FRANCHISES, AUTHORIZATIONS AND OTHER APPROVALS (EACH, AN "AUTHORIZATION") OF, AND HAS MADE ALL FILINGS WITH AND NOTICES TO, ALL GOVERNMENTAL OR REGULATORY AUTHORITIES AND SELF-REGULATORY ORGANIZATIONS AND ALL COURTS AND OTHER TRIBUNALS, INCLUDING WITHOUT LIMITATION, UNDER ANY APPLICABLE ENVIRONMENTAL LAWS, AS ARE NECESSARY TO OWN, LEASE, LICENSE AND OPERATE ITS RESPECTIVE PROPERTIES AND TO CONDUCT ITS BUSINESS, EXCEPT WHERE THE FAILURE TO HAVE ANY SUCH AUTHORIZATION OR TO MAKE ANY SUCH FILING OR NOTICE COULD

NOT REASONABLY BE EXPECTED TO, SINGLY OR IN THE AGGREGATE, HAVE A MATERIAL ADVERSE EFFECT. EACH SUCH AUTHORIZATION IS VALID AND IN FULL FORCE AND EFFECT AND EACH OF THE COMPANY AND ITS SUBSIDIARIES IS IN COMPLIANCE WITH ALL THE TERMS AND CONDITIONS THEREOF AND WITH THE RULES AND REGULATIONS OF THE AUTHORITIES AND GOVERNING BODIES HAVING JURISDICTION WITH RESPECT THERETO; AND NO EVENT HAS OCCURRED (INCLUDING, WITHOUT LIMITATION, THE RECEIPT OF ANY NOTICE FROM ANY AUTHORITY OR GOVERNING BODY) WHICH ALLOWS OR, AFTER NOTICE OR LAPSE OF TIME OR BOTH, WOULD ALLOW, REVOCATION, SUSPENSION OR TERMINATION OF ANY SUCH AUTHORIZATION OR RESULTS OR, AFTER NOTICE OR LAPSE OF TIME OR BOTH, WOULD RESULT IN ANY OTHER IMPAIRMENT OF THE RIGHTS OF THE HOLDER OF ANY SUCH AUTHORIZATION; EXCEPT WHERE SUCH FAILURE TO BE VALID AND IN FULL FORCE AND EFFECT OR TO BE IN COMPLIANCE, THE OCCURRENCE OF ANY SUCH EVENT COULD NOT REASONABLY BE EXPECTED TO, SINGLY OR IN THE AGGREGATE, HAVE A MATERIAL ADVERSE EFFECT.

                  s. THE ACCOUNTANTS, ERNST & YOUNG LLP, THAT HAVE CERTIFIED THE FINANCIAL STATEMENTS AND RELATED NOTES INCLUDED IN THE PRELIMINARY OFFERING MEMORANDUM AND THE OFFERING MEMORANDUM ARE INDEPENDENT PUBLIC ACCOUNTANTS WITH RESPECT TO THE COMPANY AND THE GUARANTORS, AS REQUIRED BY THE ACT AND THE EXCHANGE ACT. THE HISTORICAL FINANCIAL STATEMENTS, TOGETHER WITH RELATED NOTES, SET FORTH IN THE PRELIMINARY OFFERING MEMORANDUM AND THE OFFERING MEMORANDUM COMPLY AS TO FORM IN ALL MATERIAL RESPECTS WITH THE REQUIREMENTS APPLICABLE TO REGISTRATION STATEMENTS ON FORM S-1 UNDER THE ACT.

                  t. THE HISTORICAL FINANCIAL STATEMENTS, TOGETHER WITH RELATED NOTES FORMING PART OF THE OFFERING MEMORANDUM (AND ANY AMENDMENT OR SUPPLEMENT THERETO), PRESENT FAIRLY THE CONSOLIDATED FINANCIAL POSITION, RESULTS OF OPERATIONS AND CHANGES IN FINANCIAL POSITION OF THE COMPANY AND ITS SUBSIDIARIES ON THE BASIS STATED IN THE OFFERING MEMORANDUM AT THE RESPECTIVE DATES OR FOR THE RESPECTIVE PERIODS TO WHICH THEY APPLY; SUCH STATEMENTS AND RELATED NOTES HAVE BEEN PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES CONSISTENTLY APPLIED THROUGHOUT THE PERIODS INVOLVED, EXCEPT AS DISCLOSED THEREIN; AND THE OTHER FINANCIAL AND STATISTICAL INFORMATION AND DATA SET FORTH IN THE OFFERING MEMORANDUM (AND ANY AMENDMENT OR SUPPLEMENT THERETO) ARE, IN ALL MATERIAL RESPECTS, ACCURATELY PRESENTED AND PREPARED ON A BASIS CONSISTENT WITH SUCH FINANCIAL STATEMENTS AND THE BOOKS AND RECORDS OF THE COMPANY.

                  u. THE PRO FORMA FINANCIAL STATEMENTS AND THE RELATED NOTES INCLUDED IN THE PRELIMINARY OFFERING MEMORANDUM AND THE OFFERING MEMORANDUM HAVE BEEN PREPARED ON A BASIS CONSISTENT WITH THE HISTORICAL FINANCIAL STATEMENTS OF THE COMPANY AND ITS SUBSIDIARIES AND GIVE EFFECT TO ASSUMPTIONS USED IN THE PREPARATION THEREOF ON A REASONABLE BASIS AND IN GOOD FAITH AND PRESENT FAIRLY THE PROPOSED TRANSACTIONS CONTEMPLATED BY THE PRELIMINARY OFFERING MEMORANDUM AND THE OFFERING MEMORANDUM; AND SUCH PRO FORMA FINANCIAL STATEMENTS COMPLY AS TO FORM IN ALL MATERIAL RESPECTS WITH THE REQUIREMENTS APPLICABLE TO PRO FORMA FINANCIAL STATEMENTS INCLUDED IN REGISTRATION STATEMENTS ON FORM S-1 UNDER THE ACT. THE OTHER PRO FORMA FINANCIAL AND STATISTICAL INFORMATION AND DATA INCLUDED IN THE OFFERING MEMORANDUM ARE, IN ALL MATERIAL RESPECTS, ACCURATELY PRESENTED AND PREPARED ON A BASIS CONSISTENT WITH THE PRO FORMA FINANCIAL STATEMENTS.

                  v. THE COMPANY IS NOT AND, AFTER GIVING EFFECT TO THE OFFERING AND SALE OF THE SERIES A NOTES AND THE APPLICATION OF THE NET PROCEEDS THEREOF AS DESCRIBED IN THE OFFERING MEMORANDUM, WILL NOT BE, AN "INVESTMENT COMPANY," AS SUCH TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

                  w. EXCEPT AS SET FORTH IN THE OFFERING MEMORANDUM, THERE ARE NO CONTRACTS, AGREEMENTS OR UNDERSTANDINGS BETWEEN THE COMPANY AND ANY PERSON GRANTING SUCH PERSON THE RIGHT TO REQUIRE THE COMPANY TO FILE A REGISTRATION STATEMENT UNDER THE ACT WITH RESPECT TO ANY SECURITIES OF THE COMPANY OR TO REQUIRE THE COMPANY TO INCLUDE SUCH SECURITIES WITH THE NOTES AND SUBSIDIARY GUARANTEES REGISTERED PURSUANT TO ANY REGISTRATION STATEMENT.

                  x. NEITHER THE COMPANY NOR ANY OF ITS SUBSIDIARIES NOR ANY AGENT THEREOF ACTING ON THE BEHALF OF THEM HAS TAKEN, AND NONE OF THEM WILL TAKE, ANY ACTION THAT MIGHT CAUSE THIS AGREEMENT OR THE ISSUANCE OR SALE OF THE SERIES A NOTES TO VIOLATE REGULATION G (12 C.F.R. PART 207), REGULATION T (12 C.F.R. PART 220), REGULATION U (12 C.F.R. PART 221) OR REGULATION X (12 C.F.R.
PART 224) OF THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM.

                  y. NO "NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION" AS SUCH TERM IS DEFINED FOR PURPOSES OF RULE 436(G)(2) UNDER THE ACT (i) HAS IMPOSED (OR HAS INFORMED THE COMPANY OR ANY GUARANTOR THAT IT IS CONSIDERING IMPOSING) ANY CONDITION (FINANCIAL OR OTHERWISE) ON THE COMPANY'S OR ANY GUARANTOR'S RETAINING ANY RATING ASSIGNED TO THE COMPANY OR ANY GUARANTOR, ANY SECURITIES OF THE COMPANY OR ANY GUARANTOR OR (ii) HAS INDICATED TO THE COMPANY OR ANY GUARANTOR THAT IT IS CONSIDERING (a) THE DOWNGRADING, SUSPENSION, OR WITHDRAWAL OF, OR ANY REVIEW FOR A POSSIBLE CHANGE THAT DOES NOT INDICATE THE DIRECTION OF THE POSSIBLE CHANGE IN, ANY RATING SO ASSIGNED OR (b) ANY CHANGE IN THE OUTLOOK FOR ANY RATING OF THE COMPANY OR ANY GUARANTOR OR ANY SECURITIES OF THE COMPANY OR ANY GUARANTOR.

                  z. SINCE THE RESPECTIVE DATES AS OF WHICH INFORMATION IS GIVEN IN THE OFFERING MEMORANDUM OTHER THAN AS SET FORTH IN THE OFFERING MEMORANDUM (EXCLUSIVE OF ANY AMENDMENTS OR SUPPLEMENTS THERETO SUBSEQUENT TO THE DATE OF THIS AGREEMENT), (i) THERE HAS NOT OCCURRED ANY MATERIAL ADVERSE CHANGE OR ANY DEVELOPMENT INVOLVING A PROSPECTIVE MATERIAL ADVERSE CHANGE IN THE CONDITION, FINANCIAL OR OTHERWISE, OR THE EARNINGS, BUSINESS, MANAGEMENT OR OPERATIONS OF THE COMPANY AND ITS SUBSIDIARIES, TAKEN AS A WHOLE, (ii) THERE HAS NOT BEEN ANY MATERIAL ADVERSE CHANGE OR ANY DEVELOPMENT INVOLVING A PROSPECTIVE MATERIAL ADVERSE CHANGE IN THE CAPITAL STOCK OR IN THE LONG-TERM DEBT OF THE COMPANY OR ANY OF ITS SUBSIDIARIES AND (iii) NEITHER THE COMPANY NOR ANY OF ITS SUBSIDIARIES HAS INCURRED ANY MATERIAL LIABILITY OR OBLIGATION, DIRECT OR CONTINGENT.

                  aa. EACH OF THE PRELIMINARY OFFERING MEMORANDUM AND THE OFFERING MEMORANDUM, AS OF ITS DATE, CONTAINS ALL THE INFORMATION SPECIFIED IN, AND MEETING THE REQUIREMENTS OF, RULE 144A(d)(4) UNDER THE ACT.

                  bb. WHEN THE SERIES A NOTES AND THE SUBSIDIARY GUARANTEES ARE ISSUED AND DELIVERED PURSUANT TO THIS AGREEMENT, NEITHER THE SERIES A NOTES NOR THE SUBSIDIARY GUARANTEES WILL BE OF THE SAME CLASS (WITHIN THE MEANING OF RULE 144A UNDER THE ACT) AS ANY SECURITY OF THE COMPANY OR THE GUARANTORS THAT IS LISTED ON A NATIONAL SECURITIES EXCHANGE REGISTERED UNDER SECTION 6 OF THE EXCHANGE ACT OR THAT IS QUOTED IN A UNITED STATES AUTOMATED INTER-DEALER QUOTATION SYSTEM.

                  cc. NO FORM OF GENERAL SOLICITATION OR GENERAL ADVERTISING (AS DEFINED IN REGULATION D UNDER THE ACT) WAS USED BY THE COMPANY, THE GUARANTORS OR ANY OF THEIR RESPECTIVE REPRESENTATIVES (OTHER THAN THE INITIAL PURCHASERS, AS TO WHOM THE COMPANY AND THE GUARANTORS MAKE NO REPRESENTATION) IN CONNECTION WITH THE OFFER AND SALE OF THE SERIES A NOTES CONTEMPLATED HEREBY, INCLUDING, BUT NOT LIMITED TO, ARTICLES, NOTICES OR OTHER COMMUNICATIONS PUBLISHED IN ANY NEWSPAPER, MAGAZINE, OR SIMILAR MEDIUM OR BROADCAST OVER TELEVISION OR RADIO, OR ANY SEMINAR OR MEETING WHOSE ATTENDEES HAVE BEEN INVITED BY ANY GENERAL SOLICITATION OR GENERAL ADVERTISING. NO SECURITIES OF THE SAME CLASS AS THE SERIES A NOTES HAVE BEEN ISSUED AND SOLD BY THE COMPANY WITHIN THE SIX-MONTH PERIOD IMMEDIATELY PRIOR TO THE DATE HEREOF.

                  dd. PRIOR TO THE EFFECTIVENESS OF ANY REGISTRATION STATEMENT, THE INDENTURE IS NOT REQUIRED TO BE QUALIFIED UNDER THE TIA.

                  ee. NO REGISTRATION UNDER THE ACT OF THE SERIES A NOTES OR THE SUBSIDIARY GUARANTEES IS REQUIRED FOR THE SALE OF THE SERIES A NOTES AND THE SUBSIDIARY GUARANTEES TO THE INITIAL PURCHASERS AS CONTEMPLATED HEREBY OR FOR THE EXEMPT RESALES ASSUMING THE ACCURACY OF THE INITIAL PURCHASERS' REPRESENTATIONS AND WARRANTIES AND AGREEMENTS SET FORTH IN SECTION 7 HEREOF.

                  ff. TO THE BEST OF THE COMPANY'S KNOWLEDGE NEITHER (A) THE COMPANY, (B) ANY SUBSIDIARY OF THE COMPANY, NOR (C) ANY AFFILIATED ENTITY, INCLUDING WITHOUT LIMITATION ANY PROFESSIONAL CORPORATION, PARTNERSHIP OR ASSOCIATION, WITH WHICH THE COMPANY OR ANY SUBSIDIARY CONTRACTS AND THROUGH WHICH SERVICES ARE PROVIDED (EACH A "GROUP MEMBER" OR COLLECTIVELY, THE "GROUP MEMBERS") HAS RECEIVED ANY INDICATION OR NOTICE, WRITTEN OR ORAL, FROM REPRESENTATIVES OF THE MEDICARE, MEDICAID OR CHAMPUS PROGRAMS (COLLECTIVELY, THE "PROGRAMS") OR ANY OTHER FEDERAL OR STATE AGENCY THAT ANY OF THE GROUP MEMBERS' AGREEMENTS OR ARRANGEMENTS ARE CONTRARY TO ANY FEDERAL OR STATE FRAUD AND ABUSE LAWS OR REGULATIONS OR FEDERAL OR STATE SELF-REFERRAL LAWS OR REGULATIONS.

                  gg. ANY GROUP MEMBERS PROVIDING ITEMS AND SERVICES ARE ELIGIBLE TO PARTICIPATE IN THE PROGRAMS.

                  hh. THE GROUP MEMBERS EMPLOY PERSONNEL FAMILIAR WITH THE VARIOUS LAWS AND REGULATIONS GOVERNING REIMBURSEMENT UNDER THE PROGRAMS AND CONDUCT PERIODIC AUDITS OF THE GROUP MEMBERS' BILLING AND COLLECTION PROCEDURES. TO THE BEST OF THE COMPANY'S KNOWLEDGE, (i) EACH GROUP MEMBER IS IN SUBSTANTIAL COMPLIANCE WITH THOSE LAWS AND REGULATIONS; AND (ii) EXCEPT AS OTHERWISE INDICATED IN THE OFFERING MEMORANDUM, NO GROUP MEMBER HAS RECEIVED ANY INDICATION OR NOTICE, WRITTEN OR ORAL, FROM REPRESENTATIVES OF

THE PROGRAMS OR ANY OTHER FEDERAL OR STATE AGENCY THAT ANY OF THE GROUP MEMBERS' BILLING PROCEDURES WILL BE AUDITED.

                  ii. TO THE BEST OF THE COMPANY'S KNOWLEDGE, THE GROUP MEMBERS ARE IN COMPLIANCE WITH THE LAWS AND REGULATIONS PERTAINING TO (i) PHYSICIAN LICENSURE AND (ii) PHYSICIAN FEE-SPLITTING IN ALL STATES IN WHICH THEY ARE ORGANIZED AND OTHERWISE AUTHORIZED TO CONDUCT BUSINESS, AND ARE NOT ENGAGED, EITHER DIRECTLY OR INDIRECTLY, IN EITHER THE UNAUTHORIZED OR UNLICENSED PRACTICE OF MEDICINE OR IN PROHIBITED PHYSICIAN FEE-SPLITTING ARRANGEMENTS.

                  jj. TO THE BEST OF THE COMPANY'S KNOWLEDGE, THE GROUP MEMBERS ARE IN SUBSTANTIAL COMPLIANCE WITH THE TERMS AND CONDITIONS OF THE CORPORATE COMPLIANCE PROGRAM OF MEDPARTNERS, INC. TO BE ASSUMED BY THE COMPANY, EXCEPT WHERE SUCH FAILURE TO BE IN COMPLIANCE, SINGLY OR IN THE AGGREGATE, COULD NOT REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT.

                  kk. TO THE BEST OF THE COMPANY'S KNOWLEDGE, NO GROUP MEMBER, OR ANY INDIVIDUAL OR BUSINESS ENTITY WITH WHICH A GROUP MEMBER CONTRACTS AND THROUGH WHICH SERVICES ARE PROVIDED, HAS RECEIVED ANY INDICATION OR NOTICE, WRITTEN OR ORAL, FROM REPRESENTATIVES OF THE UNITED STATES DEPARTMENT OF HEALTH AND HUMAN SERVICES OR ANY OTHER FEDERAL OR STATE AGENCY OR ACCREDITING BODY REGARDING ANY MATTERS, INCLUDING BUT NOT LIMITED TO THE REVOCATION, SUSPENSION, TERMINATION OR MODIFICATION OF ANY APPLICABLE LICENSES, CERTIFICATIONS, ACCREDITATIONS OR SUPPLIER NUMBERS, WHICH HAS HAD OR COULD HAVE WITH THE PASSAGE OF TIME A MATERIAL ADVERSE EFFECT.

                  ll. FOR PURPOSES OF FINANCIAL REPORTING, THE COMPANY NEED NOT MEET THE REQUIREMENTS OF FASB STATEMENT NO. 94 AND APB OPINION NO. 16, AS INTERPRETED BY FASB EMERGING ISSUES TASK FORCE ISSUE NO. 97-2 ("EITF 97-2"). NOTWITHSTANDING THE FOREGOING, THE COMPANY MEETS THE REQUIREMENTS AS SET FORTH IN EITF 97-2 WITH RESPECT TO ALL GROUP MEMBERS WHOSE FINANCIAL STATEMENTS ARE CONSOLIDATED WITH THOSE OF THE COMPANY.

                  mm. THE AGREEMENTS LISTED ON SCHEDULE D HERETO REPRESENT ALL OF THE MATERIAL AGREEMENTS OF THE COMPANY THAT WOULD BE REQUIRED TO BE FILED AS EXHIBITS IF THE OFFERING WERE TO BE MADE PURSUANT TO A REGISTRATION STATEMENT ON FORM S-1.

                  nn. EACH CERTIFICATE SIGNED BY ANY OFFICER OF THE COMPANY OR ANY GUARANTOR AND DELIVERED TO THE INITIAL PURCHASERS OR COUNSEL FOR THE INITIAL PURCHASERS SHALL BE DEEMED TO BE A REPRESENTATION AND WARRANTY BY THE COMPANY OR SUCH GUARANTOR TO THE INITIAL PURCHASERS AS TO THE MATTERS COVERED THEREBY.

         THE COMPANY ACKNOWLEDGES THAT THE INITIAL PURCHASERS AND, FOR PURPOSES OF THE OPINIONS TO BE DELIVERED TO THE INITIAL PURCHASERS PURSUANT TO SECTION 9 HEREOF, COUNSEL TO THE COMPANY AND THE GUARANTORS AND COUNSEL TO THE INITIAL PURCHASERS WILL RELY UPON THE ACCURACY AND TRUTH OF THE FOREGOING
REPRESENTATIONS AND HEREBY CONSENTS TO SUCH RELIANCE.

         0. 0. 1. INITIAL PURCHASERS' REPRESENTATIONS AND WARRANTIES.

         EACH OF THE INITIAL PURCHASERS, SEVERALLY AND NOT JOINTLY, REPRESENTS AND WARRANTS TO THE COMPANY AND THE GUARANTORS, AND AGREES THAT:

                  a. SUCH INITIAL PURCHASER IS EITHER A QIB OR AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) (1), (2), (3) OR (7) UNDER THE ACT (AN "ACCREDITED INSTITUTION"), IN EITHER CASE, WITH SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS AS IS NECESSARY IN ORDER TO EVALUATE THE MERITS AND RISKS OF AN INVESTMENT IN THE SERIES A NOTES.

                  b. SUCH INITIAL PURCHASER (A) IS NOT ACQUIRING THE SERIES A NOTES WITH A VIEW TO ANY DISTRIBUTION THEREOF OR WITH ANY PRESENT INTENTION OF OFFERING OR SELLING ANY OF THE SERIES A NOTES IN A TRANSACTION THAT WOULD VIOLATE THE ACT OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) WILL BE REOFFERING AND RESELLING THE SERIES A NOTES ONLY TO QIBS IN RELIANCE ON THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY RULE 144A.

                  c. SUCH INITIAL PURCHASER AGREES THAT NO FORM OF GENERAL SOLICITATION OR GENERAL ADVERTISING (WITHIN THE MEANING OF REGULATION D UNDER THE ACT) HAS BEEN OR WILL BE USED BY SUCH INITIAL PURCHASER OR ANY OF ITS REPRESENTATIVES IN CONNECTION WITH THE OFFER AND SALE OF THE SERIES A NOTES PURSUANT HERETO, INCLUDING, BUT NOT LIMITED TO, ARTICLES, NOTICES OR OTHER COMMUNICATIONS PUBLISHED IN ANY NEWSPAPER, MAGAZINE OR SIMILAR MEDIUM OR BROADCAST OVER TELEVISION OR RADIO, OR ANY SEMINAR OR MEETING WHOSE ATTENDEES HAVE BEEN INVITED BY ANY GENERAL SOLICITATION OR GENERAL ADVERTISING.

                  d. SUCH INITIAL PURCHASER AGREES THAT, IN CONNECTION WITH EXEMPT RESALES, SUCH INITIAL PURCHASER WILL SOLICIT OFFERS TO BUY THE SERIES A NOTES ONLY FROM, AND WILL OFFER TO SELL THE SERIES A NOTES ONLY TO, ELIGIBLE PURCHASERS. EACH OF THE INITIAL PURCHASERS FURTHER AGREES THAT IT WILL OFFER TO SELL THE SERIES A NOTES ONLY TO, AND WILL SOLICIT OFFERS TO BUY THE SERIES A NOTES ONLY FROM ELIGIBLE PURCHASERS THAT THE INITIAL PURCHASERS REASONABLY BELIEVE ARE QIBs THAT AGREE THAT (i) THE SERIES A NOTES PURCHASED BY THEM MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(K) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE ACT, IF APPLICABLE) UNDER THE ACT, AS IN EFFECT ON THE DATE OF THE TRANSFER OF SUCH SERIES A NOTES, ONLY (I) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (ii) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE ACT, (III) IN AN OFFSHORE TRANSACTION (AS DEFINED IN RULE 902 UNDER THE ACT) MEETING THE REQUIREMENTS OF RULE 904 OF THE ACT, (IV) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE ACT, (V) TO AN ACCREDITED INSTITUTION THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE REGISTRATION OF TRANSFER OF SUCH SERIES A NOTES (THE FORM OF WHICH IS SUBSTANTIALLY THE SAME AS EXHIBIT A TO THE INDENTURE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF SERIES A NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE ACT, (VI) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT (AND BASED

UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (VII) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (II) THEY WILL DELIVER TO EACH PERSON TO WHOM SUCH SERIES A NOTES OR AN INTEREST THEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THE FOREGOING.

         SUCH INITIAL PURCHASER ACKNOWLEDGES THAT THE COMPANY AND THE GUARANTORS AND, FOR PURPOSES OF THE OPINIONS TO BE DELIVERED TO EACH INITIAL PURCHASER PURSUANT TO SECTION 9 HEREOF, COUNSEL TO THE COMPANY AND THE GUARANTORS AND COUNSEL TO THE INITIAL PURCHASERS WILL RELY UPON THE ACCURACY AND TRUTH OF THE FOREGOING REPRESENTATIONS AND SUCH INITIAL PURCHASER HEREBY CONSENTS TO SUCH RELIANCE.

         0. 0. 1. INDEMNIFICATION.

                  a. THE COMPANY AND EACH OF THE GUARANTORS AGREE, JOINTLY AND SEVERALLY, TO INDEMNIFY AND HOLD HARMLESS THE INITIAL PURCHASERS, THEIR DIRECTORS, THEIR OFFICERS AND EACH PERSON, IF ANY, WHO CONTROLS SUCH INITIAL PURCHASER WITHIN THE MEANING OF SECTION 15 OF THE ACT OR SECTION 20 OF THE EXCHANGE ACT, FROM AND AGAINST ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND JUDGMENTS (INCLUDING, WITHOUT LIMITATION, ANY LEGAL OR OTHER EXPENSES INCURRED IN CONNECTION WITH INVESTIGATING OR DEFENDING ANY MATTER, INCLUDING ANY ACTION, THAT COULD GIVE RISE TO ANY SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR JUDGMENTS) CAUSED BY ANY UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT OF A MATERIAL FACT CONTAINED IN THE OFFERING MEMORANDUM (OR ANY AMENDMENT OR SUPPLEMENT THERETO), THE PRELIMINARY OFFERING MEMORANDUM OR ANY RULE 144A INFORMATION PROVIDED BY THE COMPANY OR ANY GUARANTOR TO ANY HOLDER OR PROSPECTIVE PURCHASER OF SERIES A NOTES PURSUANT TO SECTION 5(f) OR CAUSED BY ANY OMISSION OR ALLEGED OMISSION TO STATE THEREIN A MATERIAL FACT REQUIRED TO BE STATED THEREIN OR NECESSARY TO MAKE THE STATEMENTS THEREIN NOT MISLEADING, EXCEPT INSOFAR AS SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR JUDGMENTS ARE CAUSED BY ANY SUCH UNTRUE STATEMENT OR OMISSION OR ALLEGED UNTRUE STATEMENT OR OMISSION BASED UPON INFORMATION RELATING TO AN INITIAL PURCHASER FURNISHED IN WRITING TO THE COMPANY BY SUCH INITIAL PURCHASER; PROVIDED, HOWEVER, THAT THE FOREGOING INDEMNITY AGREEMENT WITH RESPECT TO ANY PRELIMINARY OFFERING MEMORANDUM SHALL NOT INURE TO THE BENEFIT OF ANY INITIAL PURCHASER IF THEY FAILED TO DELIVER A FINAL OFFERING MEMORANDUM, AS THEN AMENDED OR SUPPLEMENTED, (SO LONG AS THE FINAL OFFERING MEMORANDUM AND ANY AMENDMENT OR SUPPLEMENT THERETO WAS PROVIDED BY THE COMPANY TO THE SEVERAL INITIAL PURCHASERS IN THE REQUISITE QUANTITY AND ON A TIMELY BASIS TO PERMIT PROPER DELIVERY ON OR PRIOR TO THE CLOSING DATE) TO THE PERSON ASSERTING ANY LOSSES, CLAIMS, DAMAGES, LIABILITIES OR JUDGMENTS CAUSED BY ANY UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT OF A MATERIAL FACT CONTAINED IN ANY PRELIMINARY OFFERING MEMORANDUM, OR CAUSED BY ANY OMISSION OR ALLEGED OMISSION TO STATE THEREIN A MATERIAL FACT REQUIRED TO BE STATED THEREIN OR NECESSARY TO MAKE THE STATEMENTS THEREIN NOT MISLEADING, IF SUCH MATERIAL MISSTATEMENT OR OMISSION OR ALLEGED MATERIAL MISSTATEMENT OR OMISSION WAS CURED IN THE FINAL OFFERING MEMORANDUM, AS SO AMENDED OR SUPPLEMENTED.

                  b. EACH OF THE INITIAL PURCHASERS, SEVERALLY AND NOT JOINTLY, AGREES TO INDEMNIFY AND HOLD HARMLESS THE COMPANY AND THE GUARANTORS, AND THEIR RESPECTIVE DIRECTORS AND OFFICERS AND EACH PERSON, IF ANY, WHO CONTROLS (WITHIN THE MEANING OF SECTION 15 OF THE ACT OR SECTION 20 OF THE EXCHANGE ACT) THE COMPANY OR THE GUARANTORS, TO THE SAME EXTENT AS THE FOREGOING INDEMNITY FROM THE COMPANY AND THE GUARANTORS TO THE INITIAL PURCHASER BUT ONLY WITH REFERENCE TO INFORMATION RELATING TO SUCH INITIAL PURCHASER FURNISHED IN WRITING TO THE COMPANY BY SUCH INITIAL PURCHASER EXPRESSLY FOR USE IN THE PRELIMINARY OFFERING MEMORANDUM OR THE OFFERING MEMORANDUM, AND NOT WITH RESPECT TO THE INFORMATION PROVIDED BY ANY OTHER INITIAL PURCHASER.

                  c. IN CASE ANY ACTION SHALL BE COMMENCED INVOLVING ANY PERSON IN RESPECT OF WHICH INDEMNITY MAY BE SOUGHT PURSUANT TO SECTION 8(a) OR 8(b) (THE "INDEMNIFIED PARTY"), THE INDEMNIFIED PARTY SHALL PROMPTLY NOTIFY THE PERSON AGAINST WHOM SUCH INDEMNITY MAY BE SOUGHT (THE "INDEMNIFYING PARTY") IN WRITING AND THE INDEMNIFYING PARTY SHALL ASSUME THE DEFENSE OF SUCH ACTION, INCLUDING THE EMPLOYMENT OF COUNSEL REASONABLY SATISFACTORY TO THE INDEMNIFIED PARTY AND THE PAYMENT OF ALL FEES AND EXPENSES OF SUCH COUNSEL, AS INCURRED (EXCEPT THAT IN THE CASE OF ANY ACTION IN RESPECT OF WHICH INDEMNITY MAY BE SOUGHT PURSUANT TO BOTH SECTIONS 8(a) AND 8(b), THE INITIAL PURCHASERS SHALL NOT BE REQUIRED TO ASSUME THE DEFENSE OF SUCH ACTION PURSUANT TO THIS SECTION 8(c), BUT MAY EMPLOY SEPARATE COUNSEL AND PARTICIPATE IN THE DEFENSE THEREOF, BUT THE FEES AND EXPENSES OF SUCH COUNSEL, EXCEPT AS PROVIDED BELOW, SHALL BE AT THE EXPENSE OF THE INITIAL PURCHASERS). ANY INDEMNIFIED PARTY SHALL HAVE THE RIGHT TO EMPLOY SEPARATE COUNSEL IN ANY SUCH ACTION AND PARTICIPATE IN THE DEFENSE THEREOF, BUT THE FEES AND EXPENSES OF SUCH COUNSEL SHALL BE AT THE EXPENSE OF THE INDEMNIFIED PARTY UNLESS (i) THE EMPLOYMENT OF SUCH COUNSEL SHALL HAVE BEEN SPECIFICALLY AUTHORIZED IN WRITING BY THE INDEMNIFYING PARTY, (ii) THE INDEMNIFYING PARTY SHALL HAVE FAILED TO ASSUME THE DEFENSE OF SUCH ACTION OR EMPLOY COUNSEL REASONABLY SATISFACTORY TO THE INDEMNIFIED PARTY OR (iii) THE NAMED PARTIES TO ANY SUCH ACTION (INCLUDING ANY IMPLEADED PARTIES) INCLUDE BOTH THE INDEMNIFIED PARTY AND THE INDEMNIFYING PARTY, AND THE INDEMNIFIED PARTY SHALL HAVE BEEN ADVISED BY SUCH COUNSEL THAT THERE MAY BE ONE OR MORE LEGAL DEFENSES AVAILABLE TO IT WHICH ARE DIFFERENT FROM OR ADDITIONAL TO THOSE AVAILABLE TO THE INDEMNIFYING PARTY (IN WHICH CASE THE INDEMNIFYING PARTY SHALL NOT HAVE THE RIGHT TO ASSUME THE DEFENSE OF SUCH ACTION ON BEHALF OF THE INDEMNIFIED PARTY). IN ANY SUCH CASE, THE INDEMNIFYING PARTY SHALL NOT, IN CONNECTION WITH ANY ONE ACTION OR SEPARATE BUT SUBSTANTIALLY SIMILAR OR RELATED ACTIONS IN THE SAME JURISDICTION ARISING OUT OF THE SAME GENERAL ALLEGATIONS OR CIRCUMSTANCES, BE LIABLE FOR THE FEES AND EXPENSES OF MORE THAN ONE SEPARATE FIRM OF ATTORNEYS (IN ADDITION TO ANY LOCAL COUNSEL) FOR ALL INDEMNIFIED PARTIES AND ALL SUCH FEES AND EXPENSES SHALL BE REIMBURSED AS THEY ARE INCURRED. SUCH FIRM SHALL BE DESIGNATED IN WRITING BY DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION, IN THE CASE OF THE PARTIES INDEMNIFIED PURSUANT TO SECTION 8(a), AND BY THE COMPANY, IN THE CASE OF PARTIES INDEMNIFIED PURSUANT TO SECTION 8(b). THE INDEMNIFYING PARTY SHALL INDEMNIFY AND HOLD HARMLESS THE INDEMNIFIED PARTY FROM AND AGAINST ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND JUDGMENTS BY REASON OF ANY SETTLEMENT OF ANY ACTION (i) EFFECTED WITH ITS WRITTEN CONSENT OR (ii) EFFECTED WITHOUT ITS WRITTEN CONSENT IF THE SETTLEMENT IS ENTERED INTO MORE THAN TWENTY BUSINESS DAYS AFTER THE INDEMNIFYING PARTY SHALL HAVE RECEIVED A REQUEST FROM THE INDEMNIFIED PARTY FOR REIMBURSEMENT FOR THE FEES AND EXPENSES OF COUNSEL (IN ANY CASE WHERE SUCH FEES AND EXPENSES

ARE AT THE EXPENSE OF THE INDEMNIFYING PARTY) AND, PRIOR TO THE DATE OF SUCH SETTLEMENT, THE INDEMNIFYING PARTY SHALL HAVE FAILED TO COMPLY WITH SUCH REIMBURSEMENT REQUEST. NO INDEMNIFYING PARTY SHALL, WITHOUT THE PRIOR WRITTEN CONSENT OF THE INDEMNIFIED PARTY, EFFECT ANY SETTLEMENT OR COMPROMISE OF, OR CONSENT TO THE ENTRY OF JUDGMENT WITH RESPECT TO, ANY PENDING OR THREATENED ACTION IN RESPECT OF WHICH THE INDEMNIFIED PARTY IS OR COULD HAVE BEEN A PARTY AND INDEMNITY OR CONTRIBUTION MAY BE OR COULD HAVE BEEN SOUGHT HEREUNDER BY THE INDEMNIFIED PARTY, UNLESS SUCH SETTLEMENT, COMPROMISE OR JUDGMENT (i) INCLUDES AN UNCONDITIONAL RELEASE OF THE INDEMNIFIED PARTY FROM ALL LIABILITY ON CLAIMS THAT ARE OR COULD HAVE BEEN THE SUBJECT MATTER OF SUCH ACTION AND (ii) DOES NOT INCLUDE A STATEMENT AS TO OR AN ADMISSION OF FAULT, CULPABILITY OR A FAILURE TO ACT, BY OR ON BEHALF OF THE INDEMNIFIED PARTY.

                  d. TO THE EXTENT THE INDEMNIFICATION PROVIDED FOR IN THIS
SECTION 8 IS UNAVAILABLE TO AN INDEMNIFIED PARTY OR INSUFFICIENT IN RESPECT OF ANY LOSSES, CLAIMS, DAMAGES, LIABILITIES OR JUDGMENTS REFERRED TO THEREIN, THEN EACH INDEMNIFYING PARTY, IN LIEU OF INDEMNIFYING SUCH INDEMNIFIED PARTY, SHALL CONTRIBUTE TO THE AMOUNT PAID OR PAYABLE BY SUCH INDEMNIFIED PARTY AS A RESULT OF SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES AND JUDGMENTS (i) IN SUCH PROPORTION AS IS APPROPRIATE TO REFLECT THE RELATIVE BENEFITS RECEIVED BY THE COMPANY AND THE GUARANTORS, ON THE ONE HAND, AND THE INITIAL PURCHASERS ON THE OTHER HAND FROM THE OFFERING OF THE SERIES A NOTES OR (ii) IF THE ALLOCATION PROVIDED BY CLAUSE 8(d)(i) ABOVE IS NOT PERMITTED BY APPLICABLE LAW, IN SUCH PROPORTION AS IS APPROPRIATE TO REFLECT NOT ONLY THE RELATIVE BENEFITS REFERRED TO IN CLAUSE 8(d)(i) ABOVE BUT ALSO THE RELATIVE FAULT OF THE COMPANY AND THE GUARANTORS, ON THE ONE HAND, AND THE INITIAL PURCHASERS, ON THE OTHER HAND, IN CONNECTION WITH THE STATEMENTS OR OMISSIONS WHICH RESULTED IN SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR JUDGMENTS, AS WELL AS ANY OTHER RELEVANT EQUITABLE CONSIDERATIONS. THE RELATIVE BENEFITS RECEIVED BY THE COMPANY AND THE GUARANTORS, ON THE ONE HAND AND THE INITIAL PURCHASERS, ON THE OTHER HAND, SHALL BE DEEMED TO BE IN THE SAME PROPORTION AS THE TOTAL NET PROCEEDS FROM THE OFFERING OF THE SERIES A NOTES (AFTER UNDERWRITING DISCOUNTS AND COMMISSIONS, BUT BEFORE DEDUCTING EXPENSES) RECEIVED BY THE COMPANY, AND THE TOTAL DISCOUNTS AND COMMISSIONS RECEIVED BY THE INITIAL PURCHASER BEAR TO THE TOTAL PRICE TO INVESTORS OF THE SERIES A NOTES. THE RELATIVE FAULT OF THE COMPANY AND THE GUARANTORS, ON THE ONE HAND, AND THE INITIAL PURCHASERS, ON THE OTHER HAND, SHALL BE DETERMINED BY REFERENCE TO, AMONG OTHER THINGS, WHETHER THE UNTRUE OR ALLEGED UNTRUE STATEMENT OF A MATERIAL FACT OR THE OMISSION OR ALLEGED OMISSION TO STATE A MATERIAL FACT RELATES TO INFORMATION SUPPLIED BY THE COMPANY OR THE GUARANTORS, ON THE ONE HAND, OR THE INITIAL PURCHASERS, ON THE OTHER HAND, AND THE PARTIES' RELATIVE INTENT, KNOWLEDGE, ACCESS TO INFORMATION AND OPPORTUNITY TO CORRECT OR PREVENT SUCH STATEMENT OR OMISSION.

         THE COMPANY AND THE GUARANTORS AND THE INITIAL PURCHASERS AGREE THAT IT WOULD NOT BE JUST AND EQUITABLE IF CONTRIBUTION PURSUANT TO THIS SECTION 8(d) WERE DETERMINED BY PRO RATA ALLOCATION (EVEN IF THE INITIAL PURCHASERS WERE TREATED AS ONE ENTITY FOR SUCH PURPOSE) OR BY ANY OTHER METHOD OF ALLOCATION WHICH DOES NOT TAKE ACCOUNT OF THE EQUITABLE CONSIDERATIONS REFERRED TO IN THE IMMEDIATELY PRECEDING PARAGRAPH. THE AMOUNT PAID OR PAYABLE BY AN INDEMNIFIED PARTY AS A RESULT OF THE LOSSES, CLAIMS, DAMAGES, LIABILITIES OR

JUDGMENTS REFERRED TO IN THE IMMEDIATELY PRECEDING PARAGRAPH SHALL BE DEEMED TO INCLUDE, SUBJECT TO THE LIMITATIONS SET FORTH ABOVE, ANY REASONABLE LEGAL OR OTHER REASONABLE EXPENSES INCURRED BY SUCH INDEMNIFIED PARTY IN CONNECTION WITH INVESTIGATING OR DEFENDING ANY MATTER, INCLUDING ANY ACTION, THAT COULD HAVE GIVEN RISE TO SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR JUDGMENTS. NOTWITHSTANDING THE PROVISIONS OF THIS SECTION 8, THE INITIAL PURCHASERS SHALL NOT BE REQUIRED TO CONTRIBUTE ANY AMOUNT IN EXCESS OF THE AMOUNT BY WHICH THE TOTAL DISCOUNTS AND COMMISSIONS RECEIVED BY SUCH INITIAL PURCHASERS EXCEEDS THE AMOUNT OF ANY DAMAGES WHICH THE INITIAL PURCHASERS HAVE OTHERWISE BEEN REQUIRED TO PAY BY REASON OF SUCH UNTRUE OR ALLEGED UNTRUE STATEMENT OR OMISSION OR ALLEGED OMISSION. NO PERSON GUILTY OF FRAUDULENT MISREPRESENTATION (WITHIN THE MEANING OF SECTION 11(f) OF THE ACT) SHALL BE ENTITLED TO CONTRIBUTION FROM ANY PERSON WHO WAS NOT GUILTY OF SUCH FRAUDULENT MISREPRESENTATION. THE INITIAL PURCHASERS' OBLIGATIONS TO CONTRIBUTE PURSUANT TO THIS SECTION 8(d) ARE SEVERAL IN PROPORTION TO THE RESPECTIVE PRINCIPAL AMOUNT OF SERIES A NOTES PURCHASED BY EACH OF THE INITIAL PURCHASERS HEREUNDER AND NOT JOINT.

                  e. THE REMEDIES PROVIDED FOR IN THIS SECTION 8 ARE NOT EXCLUSIVE AND SHALL NOT LIMIT ANY RIGHTS OR REMEDIES WHICH MAY OTHERWISE BE AVAILABLE TO ANY INDEMNIFIED PARTY AT LAW OR IN EQUITY.

         0. 0. 1. CONDITIONS OF INITIAL PURCHASERS' OBLIGATIONS.

         THE OBLIGATIONS OF THE INITIAL PURCHASERS TO PURCHASE THE SERIES A NOTES UNDER THIS AGREEMENT ARE SUBJECT TO THE SATISFACTION OF EACH OF THE FOLLOWING CONDITIONS:

                  a. ALL THE REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE GUARANTORS CONTAINED IN THIS AGREEMENT SHALL BE TRUE AND CORRECT IN ALL MATERIAL RESPECTS, EXCEPT WHERE ALREADY QUALIFIED BY MATERIALITY, IN WHICH CASE SUCH REPRESENTATIONS AND WARRANTIES SHALL BE TRUE IN ALL RESPECTS ON THE CLOSING DATE WITH THE SAME FORCE AND EFFECT AS IF MADE ON AND AS OF THE CLOSING DATE.

                  b. ON OR AFTER THE DATE HEREOF, (i) THERE SHALL NOT HAVE OCCURRED ANY DOWNGRADING, SUSPENSION OR WITHDRAWAL OF, NOR SHALL ANY NOTICE HAVE BEEN GIVEN OF ANY POTENTIAL OR INTENDED DOWNGRADING, SUSPENSION OR WITHDRAWAL OF, OR OF ANY REVIEW (OR OF ANY POTENTIAL OR INTENDED REVIEW) FOR A POSSIBLE CHANGE THAT DOES NOT INDICATE THE DIRECTION OF THE POSSIBLE CHANGE IN, ANY RATING OF THE COMPANY OR ANY GUARANTOR OR ANY SECURITIES OF THE COMPANY OR ANY GUARANTOR (INCLUDING, WITHOUT LIMITATION, THE PLACING OF ANY OF THE FOREGOING RATINGS ON CREDIT WATCH WITH NEGATIVE OR DEVELOPING IMPLICATIONS OR UNDER REVIEW WITH AN UNCERTAIN DIRECTION) BY ANY "NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION" AS SUCH TERM IS DEFINED FOR PURPOSES OF RULE 436(g)(2) UNDER THE ACT, (ii) THERE SHALL NOT HAVE OCCURRED ANY CHANGE, NOR SHALL ANY NOTICE HAVE BEEN GIVEN OF ANY POTENTIAL OR INTENDED CHANGE, IN THE OUTLOOK FOR ANY RATING OF THE COMPANY OR ANY GUARANTOR OR ANY SECURITIES OF THE COMPANY OR ANY GUARANTOR BY ANY SUCH RATING ORGANIZATION AND (iii) NO SUCH RATING ORGANIZATION SHALL HAVE GIVEN NOTICE THAT IT HAS ASSIGNED (OR IS CONSIDERING ASSIGNING) A LOWER RATING TO THE NOTES THAN THAT ON WHICH THE NOTES WERE MARKETED.

                  c. SINCE THE RESPECTIVE DATES AS OF WHICH INFORMATION IS GIVEN IN THE OFFERING MEMORANDUM OTHER THAN AS SET FORTH IN THE OFFERING MEMORANDUM (EXCLUSIVE OF ANY

AMENDMENTS OR SUPPLEMENTS THERETO SUBSEQUENT TO THE DATE OF THIS AGREEMENT), (i) THERE SHALL NOT HAVE OCCURRED ANY CHANGE OR ANY DEVELOPMENT IN THE CONDITION, FINANCIAL OR OTHERWISE, OR THE EARNINGS, BUSINESS, PROSPECTS, MANAGEMENT OR OPERATIONS OF THE COMPANY, AND ITS SUBSIDIARIES TAKEN AS A WHOLE, (ii) THERE SHALL NOT HAVE BEEN ANY CHANGE OR ANY DEVELOPMENT INVOLVING A PROSPECTIVE CHANGE IN THE CAPITAL STOCK OR IN THE LONG-TERM DEBT OF THE COMPANY OR ANY OF ITS SUBSIDIARIES, EXCEPT AS DISCLOSED OR OTHERWISE CONTEMPLATED IN THE OFFERING MEMORANDUM AND (iii) NEITHER THE COMPANY NOR ANY OF ITS SUBSIDIARIES SHALL HAVE INCURRED ANY LIABILITY OR OBLIGATION, DIRECT OR CONTINGENT, THE EFFECT OF WHICH, IN ANY SUCH CASE DESCRIBED IN CLAUSE 9(c)(i), 9(c)(ii) OR 9(c)(iii), IN YOUR JUDGMENT, IS MATERIAL AND ADVERSE AND, IN YOUR JUDGMENT, MAKES IT IMPRACTICABLE TO MARKET THE SERIES A NOTES ON THE TERMS AND IN THE MANNER CONTEMPLATED IN THE OFFERING MEMORANDUM.

                  d. YOU SHALL HAVE RECEIVED ON THE CLOSING DATE A CERTIFICATE DATED THE CLOSING DATE, SIGNED BY THE PRESIDENT AND THE CHIEF FINANCIAL OFFICER OF THE COMPANY AND EACH OF THE GUARANTORS, CONFIRMING THE MATTERS SET FORTH IN SECTIONS 9(a), 9(b) AND 9(c) AND STATING THAT EACH OF THE COMPANY AND THE GUARANTORS HAS COMPLIED WITH ALL THE AGREEMENTS AND SATISFIED ALL OF THE CONDITIONS HEREIN CONTAINED AND REQUIRED TO BE COMPLIED WITH OR SATISFIED ON OR PRIOR TO THE CLOSING DATE.

                  e. YOU SHALL HAVE RECEIVED ON THE CLOSING DATE AN OPINION (SATISFACTORY TO YOU AND COUNSEL FOR THE INITIAL PURCHASERS), DATED THE CLOSING DATE, OF KIRKLAND & ELLIS, NEW YORK, NEW YORK, SPECIAL COUNSEL FOR THE COMPANY AND THE GUARANTORS, TO THE EFFECT THAT:

                           A. ALL OF THE OUTSTANDING SHARES OF THE COMPANY'S
                  COMMON STOCK HAVE BEEN DULY AUTHORIZED, VALIDLY ISSUED AND ARE FULLY PAID AND NON-ASSESSABLE. WE HAVE ASSUMED FOR PURPOSE OF THIS OPINION THAT IN THE CASE OF EACH SHARE ISSUANCE AND TRANSFER, THE SHARES WERE REPRESENTED BY A SHARE CERTIFICATE WHICH COMPLIED WITH ALL APPLICABLE REQUIREMENTS IMPOSED BY LAW, BY THE COMPANY'S CERTIFICATE OF INCORPORATION AND BYLAWS AND BY ANY APPLICABLE RESOLUTIONS BY THE COMPANY'S BOARD OF DIRECTORS AND THAT SUCH CERTIFICATE WAS PROPERLY SIGNED AND AUTHENTICATED;

                           B. ASSUMING DUE AUTHORIZATION, EXECUTION AND DELIVERY
                  BY THE INITIAL PURCHASERS, THE COMPANY AND THE GUARANTORS, THE REGISTRATION RIGHTS AGREEMENT CONSTITUTES A VALID AND LEGALLY BINDING OBLIGATION OF THE COMPANY AND EACH GUARANTOR, ENFORCEABLE IN ACCORDANCE WITH ITS TERMS, SUBJECT TO APPLICABLE BANKRUPTCY, INSOLVENCY, REORGANIZATION, MORATORIUM, FRAUDULENT TRANSFER AND SIMILAR LAWS AFFECTING CREDITORS' RIGHTS GENERALLY AND TO GENERAL PRINCIPLES OF EQUITY (REGARDLESS OF WHETHER ENFORCEMENT IS SOUGHT IN A PROCEEDING AT LAW OR IN EQUITY);

                           C. ASSUMING DUE AUTHORIZATION, EXECUTION AND
                  DELIVERY, TO THE EXTENT APPLICABLE, BY THE TRUSTEE, THE INDENTURE CONSTITUTES AND THE NOTES WHEN AUTHENTICATED IN ACCORDANCE WITH THE TERMS OF THE INDENTURE AND DELIVERED TO AND PAID FOR BY THE INITIAL PURCHASERS IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT, WILL CONSTITUTE VALID AND LEGALLY BINDING OBLIGATIONS OF THE COMPANY, ENFORCEABLE IN ACCORDANCE WITH THEIR TERMS, SUBJECT TO APPLICABLE BANKRUPTCY, INSOLVENCY, REORGANIZATION, MORATORIUM, FRAUDULENT TRANSFER AND SIMILAR LAWS AFFECTING CREDITORS' RIGHTS GENERALLY AND TO GENERAL PRINCIPLES OF EQUITY (REGARDLESS OF WHETHER ENFORCEMENT IS SOUGHT IN A PROCEEDING AT LAW OR IN EQUITY);

                           D. ASSUMING THE SUBSIDIARY GUARANTEES HAVE BEEN DULY
                  AUTHORIZED, EXECUTED AND DELIVERED AND, WHEN THE SERIES A NOTES ARE EXECUTED AND AUTHENTICATED IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND DELIVERED TO AND PAID FOR BY THE INITIAL PURCHASERS IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT, THE SUBSIDIARY GUARANTEES ENDORSED THEREON WILL BE ENTITLED TO THE BENEFITS OF THE INDENTURE AND WILL BE VALID AND BINDING OBLIGATIONS OF THE GUARANTORS, ENFORCEABLE IN ACCORDANCE WITH THEIR TERMS, SUBJECT TO APPLICABLE BANKRUPTCY, INSOLVENCY, REORGANIZATION, MORATORIUM, FRAUDULENT TRANSFER AND SIMILAR LAWS AFFECTING CREDITORS' RIGHTS GENERALLY AND TO GENERAL PRINCIPLES OF EQUITY (REGARDLESS OF WHETHER ENFORCEMENT IS SOUGHT IN A PROCEEDING AT LAW OR IN EQUITY);

                           E. THE EXECUTION AND DELIVERY BY THE COMPANY AND THE
                  GUARANTORS OF THIS AGREEMENT, THE REGISTRATION RIGHTS AGREEMENT AND THE INDENTURE AND THE PERFORMANCE OF THEIR AGREEMENTS THEREIN AND THE CONSUMMATION OF THE SALE OF THE NOTES TO YOU IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT DO NOT (i) CONSTITUTE A VIOLATION BY THE COMPANY OF ANY APPLICABLE PROVISION OF ANY LAW, STATUTE OR REGULATION (EXCEPT THAT WE EXPRESS NO OPINION IN THIS PARAGRAPH AS TO COMPLIANCE WITH ANY DISCLOSURE REQUIREMENT OR ANY PROHIBITION AGAINST FRAUD OR MISREPRESENTATION OR AS TO WHETHER PERFORMANCE OF THE INDEMNIFICATION AND CONTRIBUTION PROVISIONS IN THIS AGREEMENT WOULD BE PERMITTED) OR (ii) BREACH OR RESULT IN A DEFAULT UNDER, ANY EXISTING OBLIGATION OF THE COMPANY UNDER ANY AGREEMENTS LISTED ON SCHEDULE D HEREOF (PROVIDED THAT WE EXPRESS NO OPINION AS TO COMPLIANCE WITH ANY FINANCIAL TEST OR CROSS DEFAULT PROVISION IN ANY SUCH AGREEMENT); THE EXECUTION AND DELIVERY BY THE COMPANY AND THE GUARANTORS OF THIS AGREEMENT, REGISTRATION RIGHTS AGREEMENT AND THE INDENTURE AND THE PERFORMANCE OF ITS AGREEMENT THEREIN AND THE CONSUMMATION OF THE SALE OF THE NOTES TO YOU IN ACCORDANCE WITH THIS AGREEMENT DO NOT, BASED ON OUR REVIEW OF THE COMPANY'S CERTIFICATE OF INCORPORATION AND BYLAWS, VIOLATE SUCH CERTIFICATE OF INCORPORATION OR BYLAWS;

                           F. TO SUCH COUNSEL'S KNOWLEDGE, THE COMPANY WAS NOT
                  REQUIRED TO OBTAIN ANY CONSENT, APPROVAL, AUTHORIZATION OR ORDER OF ANY GOVERNMENTAL AGENCY FOR THE ISSUANCE, DELIVERY AND SALE OF THE NOTES BEING ISSUED AND SOLD BY IT UNDER THIS AGREEMENT AND THE INDENTURE EXCEPT FOR ANY SUCH CONSENT, APPROVAL, AUTHORIZATION OR ORDER WHICH MAY BE REQUIRED UNDER THE SO-CALLED "BLUE SKY" OR SECURITIES LAWS OF ANY STATES (AS TO WHICH SUCH COUNSEL EXPRESSES NO OPINION OR ADVICE);

                           G. TO SUCH COUNSEL'S KNOWLEDGE, THE COMPANY WAS NOT
                  REQUIRED TO OBTAIN ANY CONSENT, APPROVAL, AUTHORIZATION OR ORDER OF ANY GOVERNMENTAL AGENCY FOR THE ISSUANCE, DELIVERY AND SALE OF THE SUBSIDIARY GUARANTEES BEING ISSUED AND SOLD BY IT UNDER THIS AGREEMENT AND THE INDENTURE EXCEPT FOR ANY SUCH CONSENT, APPROVAL, AUTHORIZATION OR ORDER WHICH MAY BE REQUIRED UNDER THE SO-CALLED "BLUE SKY" OR SECURITIES LAWS OF ANY STATES (AS TO WHICH SUCH COUNSEL EXPRESSES NO OPINION OR ADVICE);

                           H. TO SUCH COUNSEL'S KNOWLEDGE, THERE IS NO ACTION,
                  SUIT, PROCEEDING OR INVESTIGATION BEFORE OR BY ANY COURT OR GOVERNMENTAL AGENCY OR BODY, DOMESTIC OR FOREIGN, PENDING OR THREATENED AGAINST, THE COMPANY OR ANY OF ITS SUBSIDIARIES THAT (i) HAS CAUSED SUCH COUNSEL TO CONCLUDE THAT SUCH ACTION, SUIT, PROCEEDING OR INVESTIGATION S REQUIRED TO BE DESCRIBED IN THE OFFERING MEMORANDUM BUT IS NOT SO DESCRIBED OR (ii) WOULD BE REASONABLY LIKELY TO ADVERSELY AFFECT THE CONSUMMATION OF ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR THE INDENTURE, INCLUDING, WITHOUT LIMITATION THE ISSUANCE OF THE NOTES;

                           I. THE COMPANY IS NOT AN "INVESTMENT COMPANY" AS
                  DEFINED IN THE INVESTMENT COMPANY ACT OF 1940;

                           J. IT IS NOT NECESSARY IN CONNECTION WITH (i) THE
                  OFFER, SALE AND DELIVERY OF THE NOTES TO THE INITIAL PURCHASERS PURSUANT TO THIS AGREEMENT OR (ii) THE EXEMPT RESALES BY THE INITIAL PURCHASERS IN THE MANNER CONTEMPLATED IN THE OFFERING MEMORANDUM TO REGISTER THE NOTES UNDER THE ACT OR TO QUALIFY AN INDENTURE IN RESPECT THEREOF UNDER THE TIA;

                           K. THE NOTES AND THE INDENTURE CONFORM IN ALL
                  MATERIAL RESPECTS TO THE DESCRIPTIONS THEREOF CONTAINED IN THE OFFERING MEMORANDUM; AND

                           L. NO FACTS HAVE COME TO THE ATTENTION OF SUCH
                  COUNSEL THAT HAVE CAUSED SUCH COUNSEL TO BELIEVE THAT, AS OF THE DATE OF THE OFFERING MEMORANDUM OR AS OF THE CLOSING DATE, THE OFFERING MEMORANDUM, AS

                  AMENDED OR SUPPLEMENTED, IF APPLICABLE (EXCEPT FOR THE FINANCIAL STATEMENTS AND OTHER FINANCIAL DATA INCLUDED THEREIN, AS TO WHICH SUCH COUNSEL NEED NOT EXPRESS ANY BELIEF) CONTAINS ANY UNTRUE STATEMENT OF A MATERIAL FACT OR OMITS TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS THEREIN, IN THE LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING.

         THE OPINION OF KIRKLAND & ELLIS DESCRIBED IN SECTION 9(e) ABOVE SHALL BE RENDERED TO YOU AT THE REQUEST OF THE COMPANY AND THE GUARANTORS AND SHALL SO STATE THEREIN.

                  a. YOU SHALL HAVE RECEIVED ON THE CLOSING DATE AN OPINION (SATISFACTORY TO YOU AND COUNSEL FOR THE INITIAL PURCHASERS), DATED THE CLOSING DATE, OF LONDON & AMBURN, P.C., LOCAL COUNSEL FOR THE COMPANY IN THE STATE OF TENNESSEE, TO THE EFFECT THAT:

                           M. THE COMPANY IS A CORPORATION VALIDLY EXISTING AND
                  IN GOOD STANDING UNDER THE LAWS OF ITS JURISDICTION OF INCORPORATION;

                           N. EACH OF THE GUARANTORS ORGANIZED UNDER THE LAWS OF
                  THE STATE OF TENNESSEE (THE "TENNESSEE GUARANTORS") IS A CORPORATION VALIDLY EXISTING AND IN GOOD STANDING UNDER THE LAWS OF ITS JURISDICTION OF INCORPORATION;

                           O. EACH OF THIS AGREEMENT AND THE REGISTRATION RIGHTS
                  AGREEMENT HAS BEEN DULY AUTHORIZED, EXECUTED AND DELIVERED BY THE COMPANY AND EACH OF THE TENNESSEE GUARANTORS;

                           P. THE INDENTURE HAS BEEN DULY AUTHORIZED, EXECUTED,
                  AUTHENTICATED, ISSUED AND DELIVERED BY THE COMPANY AND EACH OF THE TENNESSEE GUARANTORS;

                           Q. THE NOTES HAVE BEEN DULY AUTHORIZED, EXECUTED,
                  AUTHENTICATED, ISSUED AND DELIVERED BY THE COMPANY;

                           R. THE SUBSIDIARY GUARANTEES HAVE BEEN DULY
                  AUTHORIZED BY EACH OF THE TENNESSEE GUARANTORS; AND

                           S. THE SERIES B NOTES HAVE BEEN DULY AUTHORIZED BY
                  THE COMPANY.

         THE OPINION OF LONDON & AMBURN, P.C. DESCRIBED IN SECTION 9(F) ABOVE SHALL BE RENDERED TO YOU AT THE REQUEST OF THE COMPANY AND EACH OF THE TENNESSEE GUARANTORS AND SHALL SO STATE THEREIN.

                  a. YOU SHALL HAVE RECEIVED ON THE CLOSING DATE AN OPINION (SATISFACTORY TO YOU AND COUNSEL FOR THE INITIAL PURCHASERS), DATED THE CLOSING DATE, OF LOCAL

COUNSEL FOR EACH OF THE GUARANTORS IN THE STATES OF OHIO, WEST VIRGINIA, DELAWARE, VIRGINIA, NORTH CAROLINA, NEW JERSEY, WASHINGTON, ALABAMA, PENNSYLVANIA, FLORIDA AND CALIFORNIA, TO THE EFFECT THAT:

                           T. EACH GUARANTOR IS A CORPORATION VALIDLY EXISTING
                  AND IN GOOD STANDING UNDER THE LAWS OF ITS RESPECTIVE JURISDICTION OF INCORPORATION;

                           U. EACH OF THIS AGREEMENT AND THE REGISTRATION RIGHTS
                  AGREEMENT HAS BEEN DULY AUTHORIZED, EXECUTED AND DELIVERED BY EACH OF THE GUARANTORS;

                           V. THE INDENTURE HAS BEEN DULY AUTHORIZED, EXECUTED,
                  AUTHENTICATED, ISSUED AND DELIVERED BY EACH OF THE GUARANTORS; AND

                           W. THE SUBSIDIARY GUARANTEES HAVE BEEN DULY
                  AUTHORIZED BY EACH OF THE GUARANTORS.

         THE OPINIONS DESCRIBED IN SECTION 9(g) ABOVE SHALL BE RENDERED TO YOU AT THE REQUEST OF EACH OF THE GUARANTORS AND SHALL SO STATE THEREIN.

                  a. THE INITIAL PURCHASERS SHALL HAVE RECEIVED ON THE CLOSING DATE AN OPINION, DATED THE CLOSING DATE, OF LATHAM & WATKINS, COUNSEL FOR THE INITIAL PURCHASERS, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE INITIAL PURCHASERS.

                  b. THE INITIAL PURCHASERS SHALL HAVE RECEIVED, AT THE TIME THIS AGREEMENT IS EXECUTED AND AT THE CLOSING DATE, LETTERS DATED THE DATE HEREOF OR THE CLOSING DATE, AS THE CASE MAY BE, IN FORM AND SUBSTANCE SATISFACTORY TO THE INITIAL PURCHASERS FROM ERNST & YOUNG LLP, INDEPENDENT PUBLIC ACCOUNTANTS, CONTAINING THE INFORMATION AND STATEMENTS OF THE TYPE ORDINARILY INCLUDED IN ACCOUNTANTS' "COMFORT LETTERS" TO THE INITIAL PURCHASERS WITH RESPECT TO THE FINANCIAL STATEMENTS AND CERTAIN FINANCIAL INFORMATION CONTAINED IN THE OFFERING MEMORANDUM.

                  c. THE SERIES A NOTES SHALL HAVE BEEN APPROVED BY THE NASD FOR TRADING AND DULY LISTED IN PORTAL.

                  d. THE INITIAL PURCHASERS SHALL HAVE RECEIVED A COUNTERPART, CONFORMED AS EXECUTED, OF THE INDENTURE WHICH SHALL HAVE BEEN ENTERED INTO BY THE COMPANY, THE GUARANTORS AND THE TRUSTEE.

                  e. THE COMPANY AND THE GUARANTORS SHALL HAVE EXECUTED THE REGISTRATION RIGHTS AGREEMENT AND THE INITIAL PURCHASERS SHALL HAVE RECEIVED AN ORIGINAL COPY THEREOF, DULY EXECUTED BY THE COMPANY AND THE GUARANTORS.

                  f. THE SENIOR CREDIT FACILITIES (AS DEFINED IN THE INDENTURE) SHALL HAVE BEEN EXECUTED BY THE PARTIES THERETO AND, ON THE CLOSING DATE, THE CLOSING OF THE SENIOR CREDIT FACILITIES (INCLUDING, WITHOUT LIMITATION, THE BORROWING OF ALL TERM LOANS THEREUNDER) SHALL HAVE BEEN CONSUMMATED.

                  g. ALL OF THE CONDITIONS PRECEDENT TO THE RECAPITALIZATION AGREEMENT, DATED AS OF JANUARY 25, 1999 AMONG THE COMPANY, PACIFIC PHYSICIAN SERVICES, INC., MEDPARTNERS, INC. AND TEAM HEALTH HOLDINGS, L.L.C. SHALL HAVE BEEN SATISFIED OR WAIVED AND THE RECAPITALIZATION OF THE COMPANY CONTEMPLATED THEREBY SHALL HAVE BEEN CONSUMMATED.

                  h. NEITHER THE COMPANY NOR THE GUARANTORS SHALL HAVE FAILED AT OR PRIOR TO THE CLOSING DATE TO PERFORM OR COMPLY WITH ANY OF THE AGREEMENTS HEREIN CONTAINED AND REQUIRED TO BE PERFORMED OR COMPLIED WITH BY THE COMPANY OR THE GUARANTORS, AS THE CASE MAY BE, AT OR PRIOR TO THE CLOSING DATE.

         0. 0. 1. EFFECTIVENESS OF AGREEMENT AND TERMINATION.

         THIS AGREEMENT SHALL BECOME EFFECTIVE UPON THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY THE PARTIES HERETO.

         THIS AGREEMENT MAY BE TERMINATED AT ANY TIME ON OR PRIOR TO THE CLOSING DATE BY THE INITIAL PURCHASERS BY WRITTEN NOTICE TO THE COMPANY IF ANY OF THE FOLLOWING HAS OCCURRED: (i) ANY OUTBREAK OR ESCALATION OF HOSTILITIES OR OTHER NATIONAL OR INTERNATIONAL CALAMITY OR CRISIS OR CHANGE IN ECONOMIC CONDITIONS OR IN THE FINANCIAL MARKETS OF THE UNITED STATES OR ELSEWHERE THAT, IN THE INITIAL PURCHASERS' JUDGMENT, IS MATERIAL AND ADVERSE AND, IN THE INITIAL PURCHASERS' JUDGMENT, MAKES IT IMPRACTICABLE TO MARKET THE SERIES A NOTES ON THE TERMS AND IN THE MANNER CONTEMPLATED IN THE OFFERING MEMORANDUM, (ii) THE SUSPENSION OR MATERIAL LIMITATION OF TRADING IN SECURITIES OR OTHER INSTRUMENTS ON THE NEW YORK STOCK EXCHANGE, THE AMERICAN STOCK EXCHANGE, THE CHICAGO BOARD OF OPTIONS EXCHANGE, THE CHICAGO MERCANTILE EXCHANGE, THE CHICAGO BOARD OF TRADE OR THE NASDAQ NATIONAL MARKET OR LIMITATION ON PRICES FOR SECURITIES OR OTHER INSTRUMENTS ON ANY SUCH EXCHANGE OR THE NASDAQ NATIONAL MARKET, (iii) THE SUSPENSION OF TRADING OF ANY SECURITIES OF THE COMPANY OR ANY GUARANTOR ON ANY EXCHANGE OR IN THE OVER-THE-COUNTER MARKET, (iv) THE ENACTMENT, PUBLICATION, DECREE OR OTHER PROMULGATION OF ANY FEDERAL OR STATE STATUTE, REGULATION, RULE OR ORDER OF ANY COURT OR OTHER GOVERNMENTAL AUTHORITY WHICH IN YOUR OPINION MATERIALLY AND ADVERSELY AFFECTS, OR WILL MATERIALLY AND ADVERSELY AFFECT, THE BUSINESS, PROSPECTS, FINANCIAL CONDITION OR RESULTS OF OPERATIONS OF THE COMPANY AND ITS SUBSIDIARIES, TAKEN AS A WHOLE, (v) THE DECLARATION OF A BANKING MORATORIUM BY EITHER FEDERAL OR NEW YORK STATE AUTHORITIES OR (vi) THE TAKING OF ANY ACTION BY ANY FEDERAL, STATE OR LOCAL GOVERNMENT OR AGENCY IN RESPECT OF ITS MONETARY OR FISCAL AFFAIRS WHICH IN YOUR OPINION HAS A MATERIAL ADVERSE EFFECT ON THE FINANCIAL MARKETS IN THE UNITED STATES.

         IF ON THE CLOSING DATE ANY ONE OR MORE OF THE INITIAL PURCHASERS SHALL FAIL OR REFUSE TO PURCHASE THE SERIES A NOTES WHICH IT OR THEY HAVE AGREED TO PURCHASE HEREUNDER ON SUCH DATE AND THE AGGREGATE PRINCIPAL AMOUNT OF THE SERIES A NOTES WHICH SUCH DEFAULTING INITIAL PURCHASER OR INITIAL PURCHASERS, AS THE CASE MAY BE, AGREED BUT FAILED TO OR REFUSED TO PURCHASE IS NOT MORE THAN ONE-TENTH OF THE AGGREGATE PRINCIPAL AMOUNT OF THE SERIES A NOTES

TO BE PURCHASED ON SUCH DATE BY ALL INITIAL PURCHASERS, EACH NON-DEFAULTING INITIAL PURCHASER SHALL BE OBLIGATED SEVERALLY, IN THE PROPORTION WHICH THE PRINCIPAL AMOUNT OF THE SERIES A NOTES SET FORTH OPPOSITE ITS NAME IN SCHEDULE C BEARS TO THE AGGREGATE PRINCIPAL AMOUNT OF THE SERIES A NOTES WHICH ALL THE NON-DEFAULTING INITIAL PURCHASERS, AS THE CASE MAY BE, HAVE AGREED TO PURCHASE, OR IN SUCH OTHER PROPORTION AS YOU MAY SPECIFY, TO PURCHASE THE SERIES A NOTES WHICH SUCH DEFAULTING INITIAL PURCHASER OR INITIAL PURCHASERS, AS THE CASE MAY BE, AGREED BUT FAILED OR REFUSED TO PURCHASE ON SUCH DATE; PROVIDED THAT IN NO EVENT SHALL THE AGGREGATE PRINCIPAL AMOUNT OF THE SERIES A NOTES WHICH ANY INITIAL PURCHASER HAS AGREED TO PURCHASE PURSUANT TO SECTION 2 HEREOF BE INCREASED PURSUANT TO THIS SECTION 10 BY AN AMOUNT IN EXCESS OF ONE-NINTH OF SUCH PRINCIPAL AMOUNT OF THE SERIES A NOTES WITHOUT THE WRITTEN CONSENT OF SUCH INITIAL PURCHASER. IF ON THE CLOSING DATE ANY INITIAL PURCHASER OR INITIAL PURCHASERS SHALL FAIL OR REFUSE TO PURCHASE THE SERIES A NOTES AND THE AGGREGATE PRINCIPAL AMOUNT OF THE SERIES A NOTES WITH RESPECT TO WHICH SUCH DEFAULT OCCURS IS MORE THAN ONE-TENTH OF THE AGGREGATE PRINCIPAL AMOUNT OF THE SERIES A NOTES TO BE PURCHASED BY ALL INITIAL PURCHASERS AND ARRANGEMENTS SATISFACTORY TO THE INITIAL PURCHASERS AND THE COMPANY FOR PURCHASE OF SUCH THE SERIES A NOTES ARE NOT MADE WITHIN 48 HOURS AFTER SUCH DEFAULT, THIS AGREEMENT WILL TERMINATE WITHOUT LIABILITY ON THE PART OF ANY NON-DEFAULTING INITIAL PURCHASER AND THE COMPANY AND GUARANTORS. IN ANY SUCH CASE WHICH DOES NOT RESULT IN TERMINATION OF THIS AGREEMENT, EITHER YOU OR THE COMPANY SHALL HAVE THE RIGHT TO POSTPONE THE CLOSING DATE, BUT IN NO EVENT FOR LONGER THAN SEVEN DAYS, IN ORDER THAT THE REQUIRED CHANGES, IF ANY, IN THE OFFERING MEMORANDUM OR ANY OTHER DOCUMENTS OR ARRANGEMENTS MAY BE EFFECTED. ANY ACTION TAKEN UNDER THIS PARAGRAPH SHALL NOT RELIEVE ANY DEFAULTING INITIAL PURCHASER FROM LIABILITY IN RESPECT OF ANY DEFAULT OF ANY SUCH INITIAL PURCHASER UNDER THIS AGREEMENT.

         0. 0. 2. INITIAL PURCHASERS' INFORMATION.

         THE COMPANY, THE GUARANTORS AND THE INITIAL PURCHASERS SEVERALLY ACKNOWLEDGE AND AGREE FOR ALL PURPOSES UNDER THIS AGREEMENT THAT THE STATEMENTS WITH RESPECT TO THE OFFERING OF THE NOTES SET FORTH IN THE STABILIZATION LANGUAGE ON THE INSIDE FRONT COVER AND THE THIRD PARAGRAPH, THE FOURTH SENTENCE OF THE FOURTH PARAGRAPH, THE SIXTH PARAGRAPH AND THE SEVENTH PARAGRAPH UNDER THE CAPTION "PLAN OF DISTRIBUTION" IN SUCH OFFERING MEMORANDUM CONSTITUTE THE ONLY INFORMATION FURNISHED TO THE COMPANY IN WRITING BY THE INITIAL PURCHASERS EXPRESSLY FOR USE IN THE OFFERING MEMORANDUM.

         0. 0. 3. MISCELLANEOUS.

         NOTICES GIVEN PURSUANT TO ANY PROVISION OF THIS AGREEMENT SHALL BE ADDRESSED AS FOLLOWS: (i) IF TO THE COMPANY OR ANY GUARANTOR, TO, TEAM HEALTH, INC., 1900 WINSTON ROAD, SUITE 300, KNOXVILLE, TN 37919 AND (ii) IF TO THE INITIAL PURCHASERS, TO, DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION, AS REPRESENTATIVE FOR THE INITIAL PURCHASERS, 277 PARK AVENUE, NEW YORK, NEW YORK 10172, ATTENTION: SYNDICATE DEPARTMENT, OR IN ANY CASE TO SUCH OTHER ADDRESS AS THE PERSON TO BE NOTIFIED MAY HAVE REQUESTED IN WRITING.

         THE RESPECTIVE INDEMNITIES, CONTRIBUTION AGREEMENTS, REPRESENTATIONS, WARRANTIES AND OTHER STATEMENTS OF THE COMPANY, THE GUARANTORS AND THE INITIAL PURCHASERS

SET FORTH IN OR MADE PURSUANT TO THIS AGREEMENT SHALL REMAIN OPERATIVE AND IN FULL FORCE AND EFFECT, AND WILL SURVIVE DELIVERY OF AND PAYMENT FOR THE SERIES A NOTES, REGARDLESS OF (i) ANY INVESTIGATION, OR STATEMENT AS TO THE RESULTS THEREOF, MADE BY OR ON BEHALF OF THE INITIAL PURCHASERS, THEIR RESPECTIVE OFFICERS OR DIRECTORS OF THE INITIAL PURCHASERS, ANY PERSON CONTROLLING THE INITIAL PURCHASERS, THE COMPANY, ANY GUARANTOR, THE OFFICERS OR DIRECTORS OF THE COMPANY OR ANY GUARANTORS, OR ANY PERSON CONTROLLING THE COMPANY OR ANY GUARANTOR, (ii) ACCEPTANCE OF THE SERIES A NOTES AND PAYMENT FOR THEM HEREUNDER AND (iii) TERMINATION OF THIS AGREEMENT.

         IF FOR ANY REASON THE SERIES A NOTES ARE NOT DELIVERED BY OR ON BEHALF OF THE COMPANY AS PROVIDED HEREIN (OTHER THAN AS A RESULT OF ANY TERMINATION OF THIS AGREEMENT PURSUANT TO SECTION 10), THE COMPANY AND EACH GUARANTOR, JOINTLY AND SEVERALLY, AGREE TO REIMBURSE THE INITIAL PURCHASERS FOR ALL OUT-OF-POCKET EXPENSES (INCLUDING THE FEES AND DISBURSEMENTS OF COUNSEL) INCURRED BY THEM. NOTWITHSTANDING ANY TERMINATION OF THIS AGREEMENT, THE COMPANY SHALL BE LIABLE FOR ALL EXPENSES WHICH IT HAS AGREED TO PAY PURSUANT TO SECTION 5(g) HEREOF. THE COMPANY AND EACH GUARANTOR ALSO AGREE, JOINTLY AND SEVERALLY, TO REIMBURSE THE INITIAL PURCHASERS AND THEIR RESPECTIVE OFFICERS, DIRECTORS AND EACH PERSON, IF ANY, WHO CONTROLS SUCH INITIAL PURCHASER WITHIN THE MEANING OF SECTION 15 OF THE ACT OR SECTION 20 OF THE EXCHANGE ACT FOR ANY AND ALL FEES AND EXPENSES (INCLUDING WITHOUT LIMITATION THE FEES AND EXPENSES OF COUNSEL) INCURRED BY THEM IN CONNECTION WITH ENFORCING THEIR RIGHTS UNDER THIS AGREEMENT (INCLUDING WITHOUT LIMITATION ITS RIGHTS UNDER SECTION 8).

         EXCEPT AS OTHERWISE PROVIDED, THIS AGREEMENT HAS BEEN AND IS MADE SOLELY FOR THE BENEFIT OF AND SHALL BE BINDING UPON THE COMPANY, THE INITIAL PURCHASERS, THE GUARANTORS, THE INITIAL PURCHASERS' DIRECTORS AND OFFICERS, ANY CONTROLLING PERSONS REFERRED TO HEREIN, THE DIRECTORS OF THE COMPANY AND THE GUARANTORS AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, ALL AS AND TO THE EXTENT PROVIDED IN THIS AGREEMENT, AND NO OTHER PERSON SHALL ACQUIRE OR HAVE ANY RIGHT UNDER OR BY VIRTUE OF THIS AGREEMENT. THE TERM "SUCCESSORS AND ASSIGNS" SHALL NOT INCLUDE A PURCHASER OF ANY OF THE SERIES A NOTES FROM THE INITIAL PURCHASERS MERELY BECAUSE OF SUCH PURCHASE.

         THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         THIS AGREEMENT MAY BE SIGNED IN VARIOUS COUNTERPARTS WHICH TOGETHER SHALL CONSTITUTE ONE AND THE SAME INSTRUMENT.

         Please confirm that the foregoing correctly sets forth the agreement among the Company, the Guarantors and the Initial Purchasers.





                                     Very truly yours,

                                     TEAM HEALTH, INC.

                                     By: ____________________________

                                         Name:
                                         Title:


                                              Purchase Agreement Signature Pages

                                     ALLIANCE CORPORATION
                                     HERSCHEL FISCHER, INC.
                                     IMBS, INC.
                                     INPHYNET HOSPITAL SERVICES, INC.
                                     INPHYNET MEDICAL MANAGEMENT
                                              INSTITUTE, INC.
                                     KARL G. MANGOLD, INC.
                                     CHARLES L. SPRINGFIELD, INC.
                                     CLINIC MANAGEMENT SERVICES, INC.
                                     DANIEL & YEAGER, INC.
                                     EMERGENCY COVERAGE CORPORATION
                                     EMERGICARE MANAGEMENT,
                                     INCORPORATED
                                     EMSA CONTRACTING SERVICE, INC.
                                     EMSA LOUISIANA, INC.
                                     HOSPITAL BASED PHYSICIAN SERVICES,
                                              INC.
                                     INPHYNET ANESTHESIA OF WEST
                                     VIRGINIA, INC.
                                     MED ASSURE SYSTEMS, INC.
                                     METROAMERICAN RADIOLOGY, INC.
                                     NEO-MED, INC.
                                     PARAGON ANESTHESIA, INC.
                                     PARAGON CONTRACTING SERVICES, INC.
                                     PARAGON IMAGING CONSULTANTS, INC.
                                     QUANTUM PLUS, INC.
                                     REICH, SEIDELMANN & JANICKI CO.
                                     ROSENDORF, MARGULIES, BORUSHOK &
                                              SCHOENBAUM RADIOLOGY
                                     ASSOCIATES OF HOLLYWOOD, INC.
                                     SARASOTA EMERGENCY MEDICAL
                                     CONSULTANTS, INC.
                                     SOUTHEASTERN EMERGENCY
                                     PHYSICIANS, INC.
                                     SOUTHEASTERN EMERGENCY
                                     PHYSICIANS OF MEMPHIS, INC.
                                     TEAM HEALTH FINANCIAL SERVICES, INC.
                                     TEAM RADIOLOGY, INC.
                                     THBS, INC.


                                              Purchase Agreement Signature Pages

                                     VIRGINIA EMERGENCY PHYSICIANS, INC.
                                           DRS. SHEER, AHEARN & ASSOCIATES, INC.
                                           EMERGENCY PHYSICIAN ASSOCIATES,
                                           INC.
                                     EMERGENCY PROFESSIONAL SERVICES,
                                              INC.
                                     THE EMERGENCY ASSOCIATES FOR
                                              MEDICINE, INC.
                                     EMERGENCY PHYSICIANS OF MANATEE,
                                              INC.
                                     EMERGENCY MANAGEMENT
                                     SPECIALISTS, INC.
                                     EMSA SOUTH BROWARD, INC.
                                     NORTHWEST EMERGENCY PHYSICIANS,
                                                   INCORPORATED
                                     EMSA JOLIET, INC.


                                     By:___________________________________

                                        Name:
                                        Title:

                                     FISCHER MANGOLD PARTNERSHIP

                                     By:  HERSCHEL FISCHER, Inc., General
                                     Partner

                                     By:___________________________________

                                        Name:
                                        Title:


                                     By:  KARL G. MANGOLD, Inc., General
                                     Partner

                                     By:___________________________________

                                        Name:
                                        Title:


                                              Purchase Agreement Signature Pages

                                     MT. DIABLO EMERGENCY PHYSICIANS,
                                     A CALIFORNIA GENERAL PARTNERSHIP

                                     By:  HERSCHEL FISCHER, Inc., General
                                     Partner

                                     By:___________________________________

                                        Name:
                                        Title:



                                              Purchase Agreement Signature Pages

                                     By:  KARL G. MANGOLD, Inc., General
                                     Partner

                                     By:___________________________________

                                        Name:
                                        Title:


                                     PARAGON HEALTHCARE LIMITED PARTNERSHIP

                                     By: INPHYNET HOSPITAL SERVICES, INC.,
                                     General Partner

                                     By:___________________________________

                                        Name:
                                        Title:


                                     TEAM HEALTH SOUTHWEST, L.P.

                                     By: Team Radiology, Inc., General Partner

                                     By:___________________________________

                                        Name:
                                        Title:

                                     TEAM HEALTH BILLING SERVICES, L.P.

                                     By: Team Health, Inc., General Partner

                                     By:___________________________________

                                        Name:
                                        Title:



                                              Purchase Agreement Signature Pages

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
NATIONSBANC MONTGOMERY SECURITIES LLC
FLEET SECURITIES, INC.


By: Donaldson, Lufkin & Jenrette Securities Corporation

By:___________________________________
   Name:
   Title:


                                              Purchase Agreement Signature Pages

                                   SCHEDULE A

                                   GUARANTORS

1.   ALLIANCE CORPORATION

2.   EMERGENCY MANAGEMENT SPECIALISTS, INC.

3.   EMSA SOUTH BROWARD, INC.

4.   HERSCHEL FISCHER, INC.

5.   IMBS, INC.

6.   INPHYNET HOSPITAL SERVICES, INC.

7.   INPHYNET MEDICAL MANAGEMENT INSTITUTE, INC.

8.   KARL G. MANGOLD, INC.

9.   PARAGON HEALTHCARE LIMITED PARTNERSHIP

10.  CHARLES L. SPRINGFIELD, INC.

11.  CLINIC MANAGEMENT SERVICES, INC.

12.  DANIEL & YEAGER, INC.

13.  DRS. SHEER, AHEARN & ASSOCIATES, INC.

14.  EMERGENCY COVERAGE CORPORATION

15.  EMERGENCY PHYSICIAN ASSOCIATES, INC.

16.  EMERGENCY PHYSICIANS OF MANATEE, INC.

17.  EMERGENCY PROFESSIONAL SERVICES, INC.

18.  EMERGICARE MANAGEMENT, INCORPORATED

19.  EMSA CONTRACTING SERVICE, INC.

20.  EMSA LOUISIANA, INC.

21.  HOSPITAL BASED PHYSICIAN SERVICES, INC.

22.  INPHYNET ANESTHESIA OF WEST VIRGINIA, INC.

23.  MED ASSURE SYSTEMS, INC.

24.  METROAMERICAN RADIOLOGY, INC.

25.  NEO-MED, INC.

26.  NORTHWEST EMERGENCY PHYSICIANS, INCORPORATED

27.  PARAGON ANESTHESIA, INC.


                          Purchase Agreement Schedule A

28.  PARAGON CONTRACTING SERVICES, INC.

29.  PARAGON IMAGING CONSULTANTS, INC.

30.  QUANTUM PLUS, INC.

31.  REICH, SEIDELMANN & JANICKI CO.

32. ROSENDORF, MARGULIES, BORUSHOK & SCHOENBAUM RADIOLOGY ASSOCIATES OF HOLLYWOOD, INC.

33.  SARASOTA EMERGENCY MEDICAL CONSULTANTS, INC.

34.  SOUTHEASTERN EMERGENCY PHYSICIANS, INC.

35.  SOUTHEASTERN EMERGENCY PHYSICIANS OF MEMPHIS, INC.

36.  TEAM HEALTH FINANCIAL SERVICES, INC.

37.  TEAM RADIOLOGY, INC.

38.  THBS, INC.

39.  THE EMERGENCY ASSOCIATES FOR MEDICINE, INC.

40.  VIRGINIA EMERGENCY PHYSICIANS, INC.

41.  EMSA JOLIET, INC.

42.  TEAM HEALTH SOUTHWEST, L.P.

43.  TEAM HEALTH BILLING SERVICES, L.P.

44.  FISCHER MANGOLD PARTNERSHIP

45.  MT. DIABLO EMERGENCY PHYSICIANS, A CALIFORNIA GENERAL PARTNERSHIP

                                   SCHEDULE B

                                  Subsidiaries

1.       ALLIANCE CORPORATION

2.       EMERGENCY MANAGEMENT SPECIALISTS, INC.

3.       EMSA SOUTH BROWARD, INC.

4.       HERSCHEL FISCHER, INC.

5.       IMBS, INC.

6.       INPHYNET HOSPITAL SERVICES, INC.

7.       INPHYNET MEDICAL MANAGEMENT INSTITUTE, INC.

8.       KARL G. MANGOLD, INC.

9.       PARAGON HEALTHCARE LIMITED PARTNERSHIP

10.      CHARLES L. SPRINGFIELD, INC.

11.      CLINIC MANAGEMENT SERVICES, INC.

12.      DANIEL & YEAGER, INC.

13.      DRS. SHEER, AHEARN & ASSOCIATES, INC.

14.      EMERGENCY COVERAGE CORPORATION

15.      EMERGENCY PHYSICIAN ASSOCIATES, INC.

16.      EMERGENCY PHYSICIANS OF MANATEE, INC.

17.      EMERGENCY PROFESSIONAL SERVICES, INC.

18.      EMERGICARE MANAGEMENT, INCORPORATED

19.      EMSA CONTRACTING SERVICE, INC.

20.      EMSA LOUISIANA, INC.

21.      HOSPITAL BASED PHYSICIAN SERVICES, INC.

22.      INPHYNET ANESTHESIA OF WEST VIRGINIA, INC.

23.      MED ASSURE SYSTEMS, INC.

24.      METROAMERICAN RADIOLOGY, INC.

25.      NEO-MED, INC.

26.      NORTHWEST EMERGENCY PHYSICIANS, INCORPORATED

27.      PARAGON ANESTHESIA, INC.


                          PURCHASE AGREEMENT SCHEDULE B

28.      PARAGON CONTRACTING SERVICES, INC.

29.      PARAGON IMAGING CONSULTANTS, INC.

30.      QUANTUM PLUS, INC.

31.      REICH, SEIDELMANN & JANICKI CO.

32. ROSENDORF, MARGULIES, BORUSHOK & SCHOENBAUM RADIOLOGY ASSOCIATES OF HOLLYWOOD, 3 INC.

33.      SARASOTA EMERGENCY MEDICAL CONSULTANTS, INC.

34.      SOUTHEASTERN EMERGENCY PHYSICIANS, INC.

35.      SOUTHEASTERN EMERGENCY PHYSICIANS OF MEMPHIS, INC.

36.      TEAM HEALTH FINANCIAL SERVICES, INC.

37.      TEAM RADIOLOGY, INC.

38.      THBS, INC.

39.      THE EMERGENCY ASSOCIATES FOR MEDICINE, INC.

40.      VIRGINIA EMERGENCY PHYSICIANS, INC.

41.      EMSA JOLIET, INC.

42.      TEAM HEALTH SOUTHWEST, L.P.

43.      TEAM HEALTH BILLING SERVICES, L.P.

44.      FISCHER MANGOLD PARTNERSHIP

45.      MT. DIABLO EMERGENCY PHYSICIANS, A CALIFORNIA GENERAL PARTNERSHIP

                                   SCHEDULE C


                                             PRINCIPAL AMOUNT
           INITIAL PURCHASERS                    OF NOTES
           ------------------                ----------------
DONALDSON, LUFKIN & JENRETTE
SECURITIES CORPORATION ..................      $ 60,000,000

NATIONSBANC MONTGOMERY SECURITIES LLC ...      $ 32,500,000

FLEET SECURITIES, INC. ..................      $  7,500,000
                                               ------------
TOTAL ...................................      $100,000,000
                                               ============




                          PURCHASE AGREEMENT SCHEDULE C

                                   SCHEDULE D

                  1. TO REPRESENT ALL MATERIAL CONTRACTS THAT WOULD BE REQUIRED TO BE FILED AS EXHIBITS IF THE OFFERING WERE TO BE MADE PURSUANT TO A REGISTRATION STATEMENT ON FORM S-1.

                                    EXHIBIT A

                      FORM OF REGISTRATION RIGHTS AGREEMENT

                       DURABLE GENERAL POWER OF ATTORNEY
                         NEW YORK STATUTORY SHORT FORM

         THE POWERS YOU GRANT BELOW CONTINUE TO BE EFFECTIVE SHOULD YOU
                         BECOME DISABLED OR INCOMPETENT

            CAUTION: THIS IS AN IMPORTANT DOCUMENT. IT GIVES THE PERSON WHOM YOU DESIGNATE (YOUR "AGENT") BROAD POWERS TO HANDLE YOUR PROPERTY DURING YOUR LIFETIME, WHICH MAY INCLUDE POWERS TO MORTGAGE, SELL, OR OTHERWISE DISPOSE OF ANY REAL OR PERSONAL PROPERTY WITHOUT ADVANCE NOTICE TO YOU OR APPROVAL BY YOU. THESE POWERS WILL CONTINUE TO EXIST EVEN AFTER YOU BECOME DISABLED OR INCOMPETENT. THESE POWERS ARE EXPLAINED MORE FULLY IN NEW YORK GENERAL OBLIGATIONS LAW, ARTICLE 5, TITLE 15, SECTIONS 5-1502A THROUGH 5-1503, WHICH EXPRESSLY PERMIT THE USE OF ANY OTHER OR DIFFERENT FORM OF POWER OF ATTORNEY.

            THIS DOCUMENT DOES NOT AUTHORIZE ANYONE TO MAKE MEDICAL OR OTHER HEALTH CARE DECISIONS. YOU MAY EXECUTE A HEALTH CARE PROXY TO DO THIS.

            IF THERE IS ANYTHING ABOUT THIS FORM THAT YOU DO NOT UNDERSTAND, YOU SHOULD ASK A LAWYER TO EXPLAIN IT TO YOU.

     This is intended to constitute a DURABLE GENERAL POWER OF ATTORNEY pursuant to Article 5, Title 15 of the New York General Obligation Law:

I,   Philip Richard Mehler, of
     51 West 72nd Street, #1510
     New York, New York

do hereby appoint:

     Carol Mehler
     54 Birchall Drive
     Scarsdale, New York

my attorney-in-fact TO ACT IN MY NAME, PLACE AND STEAD in any way which I myself could do, if I were personally present, with respect to the following matters as each of them is defined in Title 15 of Article 5 of the New York General Obligations Law to the extent that I am permitted by law to act through an agent:

(DIRECTIONS: INITIAL IN THE BLANK SPACE TO THE LEFT OF YOUR CHOICE ANY ONE OR MORE OF THE FOLLOWING LETTERED SUBDIVISIONS AS TO WHICH YOU WANT TO GIVE YOUR AGENT AUTHORITY. IF THE BLANK SPACE TO THE LEFT OF ANY PARTICULAR LETTERED SUBDIVISION IS NOT INITIALED, NO AUTHORITY WILL BE GRANTED FOR MATTERS THAT ARE INCLUDED IN THAT SUBDIVISION. ALTERNATIVELY, THE LETTER CORRESPONDING TO EACH POWER YOU WISH TO GRANT MAY BE WRITTEN OR TYPED ON THE BLANK LINE IN SUBDIVISION "(Q)", AND YOU MAY THEN PUT YOUR INITIALS IN THE BLANK SPACE TO THE LEFT OF SUBDIVISION "(Q)" IN ORDER TO GRANT EACH OF THE POWERS SO INDICATED.)

[     ]     (A)   real estate transactions;
[     ]     (B)   chattel and goods transactions;
[     ]     (C)   bond, share and commodity transactions;
[     ]     (D)   banking transactions;
[     ]     (E)   business operating transactions;
[     ]     (F)   insurance transactions;
[     ]     (G)   estate transactions;
[     ]     (H)   claims and litigation;
[     ]     (I)   personal relationships and affairs;
[     ]     (J)   benefits from military service;
[     ]     (K)   records, reports and statements;
[     ]     (L)   retirement benefit transactions;
[     ]     (M)   making gifts to my spouse, children and more remote
                  descendants, and parents, not to exceed in the aggregate
                  $10,000 to each of such persons in any year;
[     ]     (N)   tax matters;
[     ]     (O)   all other matters;
[     ]     (P)   full and unqualified authority to my attorney(s)-in-fact to delegate any or all of the foregoing powers to any person or persons whom my attorney(s)-in-fact shall select;
[     ]     (Q)   each of the above matters identified by the following
                  letters: A through P, inclusive.

This Durable Power of Attorney shall not be affected by my subsequent disability or incompetence. I hereby revoke any prior Durable Power of Attorney given by me to the extent it purports to confer the authority granted herein.

TO INDUCE ANY THIRD PARTY TO ACT HEREUNDER, I HEREBY AGREE THAT ANY THIRD PARTY RECEIVING A DULY EXECUTED COPY OR FACSIMILE OF THIS INSTRUMENT MAY ACT HEREUNDER, AND THAT REVOCATION OR TERMINATION HEREOF SHALL BE INEFFECTIVE AS TO SUCH THIRD PARTY UNLESS AND UNTIL ACTUAL NOTICE OR KNOWLEDGE OF SUCH REVOCATION OR TERMINATION SHALL HAVE BEEN RECEIVED BY SUCH THIRD PARTY, AND I FOR MYSELF AND FOR MY HEIRS, EXECUTORS, LEGAL REPRESENTATIVES AND ASSIGNS, HEREBY AGREE TO INDEMNIFY AND HOLD HARMLESS ANY SUCH THIRD PARTY FROM AND AGAINST ANY AND ALL CLAIMS THAT MAY ARISE AGAINST SUCH THIRD PARTY BY REASON OF SUCH THIRD PARTY HAVING RELIED ON THE PROVISIONS OF THIS INSTRUMENT.

THIS DURABLE GENERAL POWER OF ATTORNEY MAY BE REVOKED BY ME AT ANY TIME.


          IN WITNESS WHEREOF, I have hereunto signed my name this______ day of _______________, 1999.



                                             ___________________________
                                             Philip Richard Mehler

STATE OF NEW YORK   )
                    : ss.:
COUNTY OF NEW YORK  )


     On this     day of         , 1999, before me personally appeared Philip
Richard Mehler, to me known, and known to me to be the person described in and who signed the foregoing instrument, and he acknowledged to me that he signed the same.



                                                  _______________________
                                                       Notary Public